Exhibit 10.01

THIS LEASE, made this 21st day of November, 2012, by and between SECAUCUS 300, LLC, a Delaware limited liability company, whose address is c/o Samson Management, LLC, 97-77 Queens Boulevard, Suite 710, Rego Park, New York 11374 (“Landlord”), and VITAMIN SHOPPE INDUSTRIES INC., a New York corporation, whose address is 2101 91st Street, North Bergen, New Jersey 07047 (“Tenant”).

ARTICLE 1. DEFINITIONS

For all purposes of this Lease and all agreements supplemental thereto or modifying this Lease, the following terms shall have the meanings herein specified:

“Additional Rent” shall mean all amounts payable by Tenant under this Lease, other than the payment of Base Rent, including those items set forth in Section 5.2 of this Lease.

“Base Rent” shall mean the fixed rental payable pursuant to Section 5.1 of this Lease.

“Base Rent Allowance” shall have the meaning ascribed to it in Section 5.13 of this Lease.

“Base Year” shall mean the calendar year 2013.

“Brokers” shall mean Landlord”s Broker and Tenant’s Broker.

“Building” shall mean the office building located at 300 Harmon Meadow Boulevard, Secaucus, New Jersey.

“Building Holidays” shall mean New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as each of said holidays are celebrated in the State of New Jersey. In addition to the above denominated days, holidays shall also include days prior or subsequent to the enumerated holidays such as the Friday after Thanksgiving; Friday, when Christmas falls on a Thursday; etc. In addition, if any holiday falls on a weekend and is celebrated by the State of New Jersey or Federal Government on a weekday, such weekday shall also be deemed a holiday hereunder.

“Business Hours” shall mean 8:00 a.m. to 6:00 p.m. on Mondays through Fridays, and 8:00 a.m. to 1:00 p.m. on Saturdays, excluding Building Holidays.

“Business Partners” shall have the meaning ascribed to it in Section 18.11 of this Lease.

“Commencement Date” shall mean the later of: (a) January 1, 2013; or (b) the date upon which Landlord delivers the Leased Premises to Tenant in accordance with the provisions of Section 4.4 of this Lease.

“Common Area” or “Common Areas” shall mean the Interior Common Areas and the Exterior Common Areas.

“Damaged Premises” shall have the meaning ascribed to it in Section 16.1 of this Lease.

“Early Termination Date” shall have the meaning ascribed to it in Section 43.1 of this Lease.

“Early Termination Notice” shall have the meaning ascribed to it in Section 43.1 of this Lease.

“Early Termination Option” shall have the meaning ascribed to it in Section 43.1 of this Lease.

“Early Termination Payment” shall have the meaning ascribed to it in Section 43.1 of this Lease.

“Effective Date” shall be the date as of which this Lease is made, as set forth above.

“Excusable Delay” shall mean a delay caused by governmental action, or lack thereof, shortages or unavailability of materials and/or supplies, labor disputes, strikes, slowdowns, job actions, picketing, secondary, boycotts, fire or other casualty, delays in transportation, acts of God, requests of any governmental agencies or authorities, acts of declared or undeclared war, public disorder, riot or civil commotion, or by anything else beyond the reasonable control of Landlord or Tenant, as the case may be.

“Exterior Common Area” or “Exterior Common Areas” shall mean all areas, structures, parking areas, access driveways, roadways, sidewalks, plazas, landscaped areas, traffic lights, storm drainage facilities, sanitary sewer, domestic and fire water systems, fire protection installations, electric power and telephone cables and lines and other utility connections, facilities and other improvements (above and below ground) which now exist or hereafter are constructed on the Property for use in common by Landlord, Tenant and other tenants located in the Building.

“First Offer Notice” shall have the meaning ascribed to it in Section 44.1 of this Lease.

“First Refusal Notice” shall have the meaning ascribed to it in Section 44.2 of this Lease.

“First Refusal Spaces” shall mean: (a) the 4,749 rentable square feet on the third (3rd) floor of the Building now identified as Suite 302; (b) the 1,554 rentable square feet on the fourth (4th) floor of the Building now identified as Suite 425; and (c) the 2,274 rentable square feet on the fourth (4th) floor of the Building now identified as Suite 440 (each, a “First Refusal Space”).

“Generator” shall have the meaning ascribed to it in Section 47.1 of this Lease.

“Hazardous Substances” shall mean any “hazardous chemical,” “hazardous substance” or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (42 U.S.C. 9601, et seq.), the New Jersey Industrial Site Recovery Act, as amended (N.J.S.A. 13: 1K-6, et seq.), the New Jersey Spill Compensation and Control Act, as amended (N.J.S.A. 58:14-23.1 lb, et seq.), any rules or regulations promulgated thereunder, or in any other present or future applicable Federal, State or local law, rule or regulation dealing with environmental protection.

“Initial Work” shall have the meaning ascribed to it in Section 6.1(a) of this Lease.

“Interior Common Area” or “Interior Common Areas” shall mean those areas devoted to corridors, elevator foyers, rest rooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

“Land” shall mean the real property, together with all easements and appurtenances thereto, located at 300 Harmon Meadow Boulevard, Secaucus, New Jersey.

“Landlord’s Broker” shall mean Newmark Grubb Knight Frank.

“Landlord’s Determination” shall have the meaning ascribed to it in Section 42.1 of this Lease.

“Landlord’s Notice” shall have the meaning ascribed to it in Section 16.1 of this Lease.

“Landlord’s Services” shall have the meaning ascribed to it in Article 8 of this Lease.

“Lease” or “this Lease” consists of this Agreement of Lease and any Exhibits attached hereto.

“Lease Year” shall mean each 12-month period beginning on the Commencement Date, and each successive 12 month period commencing on each anniversary thereof during the Term of this Lease.

“Leased Premises” shall mean: (a) that portion of the fifth (5th) floor of the Building, which Landlord and Tenant have agreed are deemed to consist of approximately 21,086 rentable square feet of office space; and (b) that portion of the sixth (6th) floor of the Building, which Landlord and Tenant have agreed are deemed to consist of approximately 10,287 rentable square feet of office space, all as shown on the floor plans of the Building collectively annexed hereto as Exhibit “A” and made a part hereof.

“Market Rate” shall have the meaning ascribed to it in Section 42.1 of this Lease.

“Office Sharing” shall have the meaning ascribed to it in Section 18.11 of this Lease.

“Operating Expense Escalation” shall have the meaning ascribed to it in Section 5.5 of this Lease.

“Operating Expenses” shall have the meaning ascribed to it in Section 5.2 of this Lease.

“Permitted Use” shall have the meaning ascribed to it in Section 3.1 of this Lease.

“Pre-Existing Option” shall have the meaning ascribed to it in Section 44.1 of this Lease.

“Property” shall mean collectively the Land, the Building, the Common Areas and all other improvements now or hereafter located thereon.

“Renewal Notice” shall have the meaning ascribed to it in Section 42.1 of this Lease.

“Renewal Term” shall have the meaning ascribed to it in Section 42.1 of this Lease.

“Renewal Term Commencement Date” shall have the meaning ascribed to it in Section 42.1 of this Lease.

“Renewal Term Expiration Date” shall have the meaning ascribed to it in Section 42.1 of this Lease.

“Rent” shall mean Base Rent and Additional Rent.

“Rent Commencement Date” shall mean the later of: (a) May 1, 2014; or (b) if the Commencement Date is later than January 1, 2013, then the first (1st) day of the 17th calendar month after the calendar month in which the Commencement Date occurs.

“Taxes” shall have the meaning ascribed to it in Section 5.4(a) of this Lease.

“Tenant Delay” shall mean any act or omission of any nature by Tenant or Tenant’s agents, servants, employees, contractors, invitees or licensees which delays’ the Substantial Completion of the Tenant Improvements, delays the construction of any other improvements in the Building or otherwise interferes with or otherwise causes any delay in any work or other obligation to be performed by Landlord or any other tenant in the Building, including without limitation, any failure by Tenant to submit plans when due, any failure or delay by Tenant in supplying information or giving authorizations or approvals, any delays resulting from changes requested by Tenant to such work as may be approved by Landlord in accordance with the terms hereof, or from other non-compliance with Tenant’s obligations in connection therewith.

“Tenant’s Broker” shall mean CBRE, Inc.

“Tenant’s Determination” shall have the meaning ascribed to in in Section 42.1 of this Lease.

“Tenant’s Notice” shall have the meaning ascribed to it in Section 16.1 of this Lease.

“Tenant’s Proportionate Share” shall mean 25.40%.

“Term”, sometimes also referred to as the “Lease Term”, shall mean the time period commencing on the Commencement Date and terminating on the Termination Date.

“Termination Date” shall mean the last day of the one hundred eighty sixth (186th) month after the Rent Commencement Date, unless Tenant exercises its renewal options pursuant to Article 42 of this Lease, in which case the Renewal Term Expiration Date shall be the Termination Date.

“Work Allowance” shall have the meaning ascribed to it in Section 6.1(a) of this Lease.

ARTICLE 2. LEASED PREMISES

2.1. Leasing of Leased Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the Term and upon the terms, conditions, covenants and agreements herein provided, the Leased Premises to be used exclusively by Tenant in accordance with the terms hereof solely for those uses permitted under Article 3 hereof.

ARTICLE 3. USE

3.1. Permitted Use. The Leased Premises shall be used and occupied only for the Permitted Use (as hereinafter defined) and for no other purposes. Tenant shall, at its own cost and expense, comply with all Federal, state and municipal laws, ordinances, rules and regulations issued by any governmental authority and all covenants, conditions and restrictions of record which relate to the condition of the Leased Premises, to the extent caused or created by the act or omission of Tenant, its agents, servants, employees, contractors or invitees, or Tenant’s specific use, or manner of use or occupancy, of the Leased Premises. Tenant may, at its sole cost and expense, contest the denial of any application made by Tenant pursuant to, or in order to comply with, any Federal, state or municipal law, ordinance, rule and/or regulation relating to Tenant’s specific use, or manner of use or occupancy, of the Leased Premises, provided that: (a) at the time such contest is made, Tenant is not in default of any of the terms or provisions of this Lease beyond the expiration of any applicable notice and cure periods; and (b) such contest, whether or not Tenant prevails therein, does not: (i) require alteration of any of the fixtures, systems or structural elements of the Building; (ii) require Landlord or any other tenant of the Building to incur any costs or expenses; and/or (iii) affect any other tenant of the Building in any manner. For purposes hereof, the term “Permitted Use” shall mean general, executive and administrative offices, including a conference center, seminar rooms, mock retail area (including the storage and display of goods and products in connection therewith, provided that no actual retail sales are made therein), training center and data center. Tenant shall have use of the Common Areas subject to the terms and provisions of this Lease.

ARTICLE 4. TERM AND POSSESSION

4.1. Term. The Lease Term shall commence on the Commencement Date, and shall continue until the Termination Date. Within thirty (30) days of the Commencement Date, Landlord and Tenant shall execute and deliver to one another a memorandum substantially in the form annexed hereto as Exhibit “J” confirming the Commencement Date, the Rent Commencement Date and the Termination Date.

4.2. Rights and Obligations. During the Term hereof, Landlord may exercise all Landlord’s powers, authorities, remedies and benefits and Tenant shall perform all obligations of Tenant.

4.3. Condition of Leased Premises. The Leased Premises are leased to Tenant on an “as is” basis, subject to reasonable wear and tear. Except as expressly set forth herein, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the physical condition of the Building, the Land upon which it is erected or the Leased Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Leased Premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the Leased Premises and is thoroughly acquainted with their condition, and agrees to take the same “as is” and Tenant acknowledges that the taking of possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises were in good and satisfactory condition at the time such possession was so taken. Notwithstanding the foregoing, Landlord represents that it has a valid certificate of occupancy for the Building, and, to the best of Landlord’s knowledge, as of the Effective Date, there are no violations assessed against the Building, or any part thereof. To the extent Landlord learns of any violation or violations assessed against the Building, and curing such violations is not the responsibility of Tenant pursuant to this Lease, or the responsibility of any other tenant of the Building, Landlord shall bear responsibility for the curing of such violation or violations.

4.4. Delivery of Leased Premises. Landlord agrees to deliver the Leased Premises to Tenant vacant, broom clean and free of all tenants and occupants. In the event that Landlord is unable, for any reason, to deliver the Leased Premises vacant and free of all occupants on or before March 15, 2013, Tenant shall deliver a notice to Landlord of its intention to cancel this Lease as of a date certain, which shall be not less than thirty (30) days from the date the notice is effective. In the further event that Landlord continues to be unable, for any reason, to deliver the Leased Premises as of the date certain specified in the notice delivered by Tenant pursuant to this Section, then this Lease shall terminate as if the date certain were the Termination Date, and the parties shall have no further obligations to each other. In the event that Landlord has delivered the Leased Premises to Tenant prior to the date certain specified in the notice delivered by Tenant pursuant to this Section, then Tenant shall have no right to cancel this Lease pursuant to this Section, and this Lease shall continue in full force and effect. To the best of Landlord’s knowledge, as of the Effective Date: (a) the Building is free of Hazardous Materials (except to the extent used in ordinary Building maintenance); (b) all base Building systems are installed and in good working order and condition; and (c) all utilities and meters in the Building are installed and in good working order and condition.

4.5 Pre-Term Access. Upon Tenant’s request, Landlord shall make commercially reasonable efforts to obtain access to the Leased Premises prior to the Commencement Date, so that Tenant may take measurements and perform such other preparatory tasks in anticipation of preparing the Leased Premises for Tenant’s occupancy. Any access pursuant to this Section shall be in Landlord’s absolute discretion, and subject to the existing tenant’s rights, and may be revoked or cancelled by Landlord at any time for any reason, or no reason, upon reasonable prior notice to Tenant, which notice need not comply with Article 22 of this Lease. To the extent Tenant is granted access pursuant to this Section, Tenant shall not interfere with the existing tenant’s operations, or use or occupancy of the Leased Premises, in any manner. Tenant agrees to indemnify, defend and hold harmless Landlord and Landlord’s agents, from and against any claims, suits, liabilities, and/or causes of action arising from any act committed by Tenant, or anyone invited into the Leased Premises by Tenant, within the Leased Premises, while Tenant has access to the Leased Premises pursuant to this Section.

ARTICLE 5. RENT

5.1.	(a) Base Rent. During the Lease Term Tenant shall pay to Landlord Base Rent as follows:

a.	For the period commencing on the Rent Commencement Date and ending on the day immediately preceding the first anniversary of the Rent Commencement Date, at the rate of Five Hundred Sixty Four Thousand Seven Hundred Fourteen and 00/100 ($564,714.00) Dollars per annum ($47,059.50 monthly, approximately $18.00 per rentable square foot);

b.

For the period commencing on the first (1st) anniversary of the Rent Commencement Date and ending on the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date, at the rate of Six Hundred Ninety Thousand Two Hundred Six and 00/100 ($690,206.00) Dollars per annum ($57,517.17 monthly, approximately $22.00 per rentable square foot);

c.

For the period commencing on the fifth (5th) anniversary of the Rent Commencement Date and ending on the day immediately preceding the tenth (10th) anniversary of the Rent Commencement Date, at the rate of Seven Hundred Fifty Two Thousand Nine Hundred Fifty Two and 00/100 ($752,952.00) Dollars per annum ($62,746.00 monthly, approximately $24.00 per rentable square foot); and

d.

For the period commencing on the tenth (10th) anniversary of the Rent Commencement Date and ending on the Termination Date, at the rate of Eight Hundred Thousand Eleven and 50/100 ($800,011.50) Dollars per annum ($66,667.63 monthly, approximately $25.50 per rentable square foot).

(b) Each monthly installment of Base Rent shall be made on the first day of each and every calendar month during the Term. If the Commencement Date shall be a day other than the first day of the month, the rental payment shall be pro rated for said month. The first monthly installment of Base Rent shall be payable upon execution of this Lease. Base Rent may be paid by wire transfer using wiring instructions that will be supplied by Landlord. So long as Tenant is not in default hereunder beyond the expiration of any applicable notice and cure periods at the time that the Base Rent becomes due and payable, the payment made on this date shall be applied to the first installment of Base Rent due; otherwise, the same shall be applied to the damages, if any, to which Landlord is entitled upon Tenant’s breach of this Lease. If the payment made on this date is uncollectible, this Lease, shall, at Landlord’s option, be of no force and effect, ab initio, whether or not Tenant shall have entered into possession of the Leased Premises.

5.2. Additional Rent. In addition to the Base Rent to be paid as herein provided, Tenant shall pay, as Additional Rent, the cost of electrical energy consumed by Tenant as provided for in Article 9 of this Lease and Tenant’s Proportionate Share of all increases in Operating Expenses over the Operating Expenses for the Base Year in accordance with this Article 5.

5.3 Operating Expenses. Operating Expenses shall include, without limitation, those costs or expenses paid or incurred by Landlord for operating, maintaining and repairing the Property, including, by way of example and without limitation, the cost of accounting fees, electricity for Common Areas including outside and garage lighting, the cost of heating, ventilating and air-conditioning the Building, water, sewer, fuel, window cleaning, janitorial service, elevator maintenance, security, refuse removal, Taxes (as hereinafter defined), commercially reasonable insurance of all kinds carried by Landlord and applicable to the Property (including, without limitation, fire and extended coverage insurance, commercial general liability, elevator, workers’ compensation, boiler and machinery, use and occupancy, health, accident and group life insurance of all employees and casualty rent insurance), snow removal, maintenance and cleaning of the parking lot, garage, site driveways and adjacent roadways, all landscape maintenance costs for the Property, repairs of any kind for which Landlord is not reimbursed, pest control, painting, replacement of worn out mechanical or damaged equipment, uniforms, commercially reasonable management fees (currently six (6%) percent of all rents which Landlord is entitled to collect pursuant to leases with all tenants of the Building), master association fees, all costs and expenses associated with operating and maintaining any food service, cafeteria or other facility or amenity made generally available to tenants in the Building, equipment rentals or other operating costs paid pursuant to such rentals, building and janitorial supplies, sundries, sales or use tax on supplies or services, wages and salaries of all persons engaged by Landlord in the operation of the Property at or below the level of superintendent, all costs associated with operating and maintaining a property management office in the Building of a size adequate, in Landlord’s reasonable discretion, for staffing and managing the Building (including rent associated with this space, if applicable), maintenance and repair of the Property, expenses incurred by Landlord, legal and accounting expenses, the cost of capital improvements or other modifications to the Property which reduce Operating Expenses of the Property (amortized in accordance with generally accepted accounting principles consistently applied over the useful lives of such improvements or modifications), alterations and improvements to the Property, including the Leased Premises, made by reason of the laws and requirements of any public authorities or the requirements of insurance bodies after the Commencement Date, or a violation of existing law, code or regulation which becomes of record after the Commencement Date, and any other expense or cost, which, in accordance with generally accepted accounting principles and the standard management practices for office buildings comparable to the Building would be considered as an expense of operating, maintaining or repairing the Property. Excluded from Operating Expenses are costs reimbursed by insurance, the cost of work performed specifically for a tenant in the Building for which such tenant reimburses Landlord, legal fees incurred in connection with the negotiation and preparation of leases in the Building or with respect to any disputes with tenants of the Building, costs in connection with preparing space for a new tenant, real estate brokers’ commissions and any salaries paid to any principal, owner or stockholder of Landlord unless paid as reimbursement for specific services which may come under the definition of Operating Expenses as set forth herein, and those items set forth in Exhibit “F” annexed hereto.

5.4 Taxes. (a) The term “Taxes” shall mean the amount of real estate taxes (or tax impositions in substitution for real estate taxes), assessments, sewer rents, rates and charges, state and local taxes, transit taxes or any other governmental charge, fee or payment, whether general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord’s income or profits, except if in substitution for real estate taxes as hereinafter provided) which may now or hereafter be levied or assessed against the Building, the Property and related improvements. Landlord shall take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid over a period of time, and the installments of any such assessment applicable and payable during the Term or any renewal hereof shall be deemed the amount of Taxes on account of any such assessment;

(b) If Landlord shall receive any tax refund in respect of any tax year following the Base Year, Landlord shall deduct from such tax refund any actual out-of-pocket expenses incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, Landlord shall credit to Tenant Tenant’s Proportionate Share of such refund in an amount not to exceed Tenant’s Proportionate Share of increase in Taxes for such year over Taxes for the Base Year. Any actual out-of-pocket expenses incurred by Landlord in contesting the validity or the amount of the assessed valuation of the Property or of any Taxes for any year to the extent not offset by a tax refund, shall be included as an item of Taxes for the tax year in which such contest shall be finally determined for the purpose of computing the Additional Rent due Landlord or any credit due to Tenant hereunder;

(c) If the tax year for real estate taxes shall be changed, then an appropriate adjustment shall be made in the computation of the Additional Rent due to Landlord or any credit due to Tenant, in accordance with sound accounting principles to effectuate the changeover to any new tax year adopted by any taxing authority; and

(d) If the last year of the Term ends on any day other than the last day of a tax year, any payment due to Landlord or credit due to Tenant by reason of any increase in Taxes shall be prorated and Tenant covenants to pay any amount due to Landlord within thirty (30) days after being billed therefor and Landlord covenants to credit any amount due to Tenant, or, if the amount is payable after the Termination Date, to pay any amount due to Tenant, as the case may be. These covenants shall survive the expiration or termination of this Lease for a period of two (2) years. Taxes shall be due when payable by Landlord.

(e) Tenant acknowledges and understands that Landlord has a tax appeal of the Township of Secaucus’s assessment for calendar years 2009, 2010, 2011 and 2012 pending before the New Jersey Tax Court. If Landlord’s tax appeal, whether by decision or settlement, and whether before or after the Effective Date, results in a reduction in assessed value of the Property, the Land and/or the Building, then Tenant agrees that the Taxes for the Base Year will be computed by multiplying: (x) the reduced assessed value of the Property, Land and/or Building, as the case may be; by (y) the tax rate for the year 2013, in lieu of multiplying the current assessment by the tax rate for 2013.

5.5. Tenant’s Proportionate Share. The amount by which the Operating Expenses for each Lease Year exceed the Base Year Operating Expenses shall be referred to herein as the “Operating Expense Escalation.” Beginning on the Rent Commencement Date, Tenant shall be responsible for Tenant’s Proportionate Share of the Operating Expense Escalation for each Lease Year following the Base Year, or pro rata portion thereof, during the Term as hereinafter provided:

(a) As soon as is practicable during each calendar year during the Term following the Base Year, Landlord shall send to Tenant a statement (“Landlord’s Estimate”) of projected Operating Expenses for the following applicable Lease Year. Landlord shall indicate, as part of Landlord’s Estimate, what Tenant’s Proportionate Share of the Operating Expense Escalation shall be, said amount to be paid in equal monthly installments (rounded up to the nearest whole dollar) in advance by Tenant as Additional Rent commencing on January 1 of each applicable Lease Year after the Base Year, as shall be reflected in Landlord’s Estimate.

(b) If, during the course of any Lease Year, Landlord shall have reason to believe that the Operating Expenses shall be higher than Landlord’s Estimate, then Landlord shall have the right, but not the obligation, to adjust Landlord’s Estimate by a lump sum invoice for the months of the Lease Year which precede the revised projections, and in addition, to advise Tenant of any adjustment in future monthly amounts with the end result that Operating Expenses shall be on a reasonably current basis each Lease Year, but any adjustment pursuant to this Section shall be made no more than two (2) times in any Lease Year.

(c) As soon as is practicable following the end of the Base Year, and each calendar year thereafter, Landlord shall send to Tenant a statement of actual expenses incurred for the prior Lease Year showing the pro rata share of the Operating Expense Escalation due from Tenant based on Tenant’s Proportionate Share. For each Lease Year, in the event that the amount prepaid by Tenant for the Operating Expense Escalation exceeds the amount that was actually due based upon actual year end Operating Expenses, then Landlord shall issue a credit to Tenant in an amount equal to the overcharge, which credit Tenant may apply to future rental payments until Tenant has been fully credited with the overcharge. If the credit due to Tenant is more than the aggregate total of future rental payments, Landlord shall pay to Tenant the difference between the credit and such aggregate total, or, if the amount becomes payable after the Termination Date, to pay any amount due to Tenant. In the event Landlord has undercharged Tenant, then Landlord shall send Tenant an invoice with the additional amount due which amount shall constitute Additional Rent and shall be paid in full by Tenant within thirty (30) days of receipt of such invoice. The provisions of this Section shall survive the Termination Date for a period of two (2) years.

(d) Tenant or its representatives shall have the right, upon reasonable notice, to examine the books and records of the Property with respect to the items in the foregoing statement of Operating Expenses during normal business hours at any time within six (6) months following the delivery by Landlord to Tenant of the statement delivered by Landlord under subparagraph (c) above, and to file any written exception to any item of expense, however, nothing herein shall be deemed to afford Tenant any right to withhold any payment due from Tenant to Landlord as invoiced by Landlord. Unless Tenant shall give Landlord a notice objecting to a statement of Operating Expenses and specifying in detail these items in such statement which Tenant claims to be incorrect within twelve (12) months following its receipt of such statement of Operating Expenses, such statement shall be deemed final and accepted by Tenant.

(e) Should this Lease commence or terminate at any time other than the first day of a calendar year, any payment due to Landlord or to Tenant by reason of any increase or decrease in Operating Expenses shall be prorated and Tenant shall pay any amount due to Landlord within thirty (30) days after being billed therefor.

5.6. Occupancy Adjustment. Notwithstanding any other provision herein to the contrary, if the Building is not fully occupied during any year of the Term or the entire Building is not provided with Landlord’s Services (as hereinafter defined), then Operating Expenses shall be computed for such year as though the Building had been 95% occupied and had been provided with Landlord’s Services during such year.

5.7. Intentionally Omitted.

5.8. Survival of Additional Rent Obligations. Tenant’s obligations to make the payments required by this Article 5 as Additional Rent, and Landlord’s obligations to credit and/or pay any overpayments made by Tenant, shall survive any termination of this Lease by lapse of time or otherwise, to the extent set forth in this Article.

5.9. Late Fee; Default Interest. Commencing on the Commencement Date, all payments of Rent, including Additional Rent, shall be paid to Landlord without demand and without deduction, set-off or counterclaim (except as otherwise provided herein) on the first (1st) day of every month during the Lease Term. Without waiving any of Landlord’s other remedies for Tenant’s failure to pay Rent as in this Lease contained, Tenant agrees that any Rent not paid by the tenth (10th) day of any month shall require payment by Tenant of a late charge calculated at five percent (5%) of the amount due and unpaid. In addition, all Rent payments hereunder not made within ten (10) days of the due date shall bear interest at the rate of one and one-half percent (1-1/2%) per month, but not greater than the maximum amount of interest permitted by law. Anything hereinabove contained to the contrary notwithstanding, it is expressly understood and agreed that any late payment of Rent or other charges as required in this Lease shall be deemed a default pursuant to the terms and conditions of this Lease after the expiration of any applicable grace periods and the giving of any required notices, for which Landlord shall have such rights or remedies as provided in this Lease. Notwithstanding anything to the contrary contained in this Lease, Tenant shall be entitled to notice of its failure to timely pay any non-recurring item of Additional Rent prior to being in default under this Lease, and Tenant shall not be in default under this Lease for failing to timely pay a non-recurring item of Additional Rent unless and until Tenant fails to timely pay more than one (1) non-recurring item of Additional rent in any twelve (12) month period. Additionally, such non-recurring item of Additional Rent shall not be subject to the aforesaid late charge and/or interest, provided same is paid within ten (10) days after the effective date of notice of Tenant’s failure to timely pay.

5.10. Rent Tax. In the event that any business, rent or other taxes that are now or hereafter levied upon Tenant’s use or occupancy of the Leased Premises are enacted, changed or altered so that any of such taxes are levied against Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any and all such taxes to Landlord within twenty (20) days after demand from Landlord as Additional Rent.

5.11. Landlord’s Remedies. Landlord shall have all the rights and remedies for the collection of Additional Rent as are available to Landlord for the collection of the Base Rent pursuant to the terms of this Lease and as permitted by law.

5.12. Payment of Rent. Rent and all sums payable hereunder by Tenant to Landlord shall be paid in the legal tender of the United States of America for the payment of public and private debts to Landlord’s address as set forth above, or to such other person or place as Landlord shall from time to time designate by written notice to Tenant.

5.13. Rent Concession. Provided Tenant is not in default under the terms, covenants and conditions of this Lease, beyond the expiration of any applicable notice and cure periods, Landlord has agreed to defer commencement of Tenant’s obligation to pay Base Rent until the Rent Commencement Date. Landlord’s deferring Tenant’s obligation to pay Base Rent as set forth in this Section is the “Base Rent Allowance.” Except for the Base Rent Allowance as herein provided, Tenant shall use and occupy the Leased Premises pursuant to all of the other terms, covenants and conditions of this Lease, including the payment of all electricity charges in accordance with Article 9 of this Lease, and Base Year Operating Expenses in accordance with Section 5.5 of this Lease. It is understood and agreed that the Base Rent Allowance is given by Landlord in consideration of Tenant’s paying when due all rents under this Lease, and otherwise complying with the terms hereof, and that in the event of any default by Tenant beyond the expiration of any applicable notice and cure periods under this Lease which results in the early termination hereof, the sum of: (i) the Base Rent Allowance given pursuant to this paragraph, to the extent same accrued prior to Tenant’s default, at the rate of $18.00 per rentable square foot on account of the entire Leased Premises, as if Tenant was given possession of the entire Leased Premises as of the Commencement Date, and (ii) any fee, commission or other compensation paid by Landlord to any broker or finder, in connection with this Lease, and (iii) any work allowance or reimbursement paid to or on behalf of Tenant, shall be totaled and divided by 186, with the resulting sum multiplied by the number of months, or parts of months, remaining on the Term at the time of the default, and that sum shall become immediately due and payable to Landlord as Additional Rent under this Lease. To the extent any months in which Tenant would otherwise be entitled to the Base Rent Allowance have not yet occurred upon the date on which any applicable notice and cure periods with respect to Tenant’s default expire, Tenant shall not be entitled to the portion of the Base Rent Allowance for such months, and Base Rent shall be payable at the rate of $18.00 per rentable square foot on account of the entire Leased Premises for such months, in the same manner Base Rent would be payable upon the expiration of the Base Rent Allowance.

5.14 Credit for Air Conditioning System. Beginning on the Rent Commencement Date, and continuing for so long as Tenant continues to operate and maintain the self-contained glycol air conditioning system servicing the second (2nd) floor of the Building and sixth (6th) floor portion of the Leased Premises, Tenant shall be entitled to a credit against Rent in the amount of Landlord’s per-square-foot cost of operating the base Building air conditioning system multiplied by the amount of rentable square feet of the Leased Premises cooled by the self-contained glycol air conditioning system. The amount of the credit shall be computed and delivered to Tenant in the same manner and at the same time as Landlord’s Estimate, and shall be applied against the next installment of Rent thereafter payable by Tenant. Tenant shall have the right to object to the amount of the credit provided for in this Section in the same manner set forth in Section 5.5(d) of this Lease. In the event Tenant ceases use of the existing self-contained air conditioning system, Tenant shall no longer be entitled to the credit provided for in this Section.

5.15 Supporting Documentation. In any instance where Tenant is required pursuant to this Lease to pay an item of Additional Rent, other than Operating Expenses, based upon services which Landlord provides to Tenant or the Leased Premises through the use of a third party, and Landlord is obligated pursuant to this Lease to make demand for such item of Additional Rent, the demand for such item of Additional Rent shall include an invoice from the third party providing the services.

ARTICLE 6. LANDLORD’S WORK; WORK ALLOWANCE; MAINTENANCE AND REPAIRS

6.1. Landlord’s Work. (a) Landlord shall perform no work in order to prepare the Leased Premises for Tenant’s occupancy. Landlord shall contribute a sum that does not exceed the cost of $1,890,924.24 (the “Work Allowance”) on account of costs of labor, materials, architectural, design, engineering and space planning fees, licenses, permits, approvals, sign-offs, moving expenses and other “soft costs” to be incurred by Tenant in connection with Tenant’s initial alterations of the Leased Premises to prepare the Leased Premises for Tenant’s occupancy thereof (the “Initial Work”). Other than the Work Allowance, Landlord shall have no obligation to expend any sums or take any actions to prepare the Leased Premises for Tenant’s occupancy, and all such actions deemed necessary or desirable by Tenant shall be performed by Tenant at Tenant’s sole cost and expense, and otherwise in accordance with the terms of this Lease. In the event the actual cost of completing the Initial Work is less than the full amount of the Work Allowance, and except as expressly otherwise provided herein, Tenant may, at Tenant’s election, credit the difference between the Work Allowance and the actual cost of completing the Initial Work against future payments of Base Rent and/or “soft” costs associated with Tenant’s relocation to the Leased Premises, but in no event shall the amount of such credit exceed the sum of $188,238.00.

(b) The Work Allowance shall be payable to Tenant upon requisition, which shall be made by presentation of a completed American Institute of Architects (“AIA”) form G702-1992 (or, if such form is discontinued, any form issued by the AIA replacing it) to Landlord, which shall be accompanied by: (i) a certification from Tenant’s architect that the work described in the requisition has been completed in accordance with the plans and specifications approved by Landlord in connection with the Initial Work; and (b) partial lien waivers in the form annexed hereto as Exhibit “B-1” from Tenant’s general contractor, and any subcontractors, laborers and/or materialmen with respect to the work performed to the date of the requisition. Provided the foregoing items are delivered, Landlord will disburse the amount requested by Tenant within thirty (30) days of receipt of those items, or the last of them, less ten (10%) retainage.

(c) The final requisition shall be accompanied by: (i) a certification from Tenant’s architect that all work has been completed in accordance with the plans and specifications approved by Landlord in connection with the Initial Work; (b) final lien waivers in the form annexed hereto as Exhibit “B-2” from Tenant’s general contractor, and any subcontractors, laborers and/or materialmen with respect to the work performed to the date of the requisition; (c) inspection approvals and/or permit sign-offs from any appropriate Federal, state and/or local agencies and/or authorities, and/or any applicable master association having jurisdiction over Tenant’s Initial Work; and (d) complete as-built sepia and CAD drawings of Tenant’s Initial

Work. The final disbursement of the Work Allowance (including any prior retainage) shall be made within thirty (30) days of receipt of the last of the foregoing items. In the event Tenant has fully complied with the terms of this Section 6.1, and is not otherwise in default under the terms of this Lease beyond the expiration of any applicable notice and cure periods, and Landlord fails to disburse any part of the Work Allowance pursuant to the provisions of this Section 6.1, then Tenant, after providing Landlord with ten (10) days’ written notice of such nondisbursement, shall be entitled to offset any part of the Work Allowance not then disbursed against future payments of Rent, until the amount of Rent offset equals the amount of the Work Allowance not paid by Landlord. In the further event that, after Tenant offsets rent payments pursuant to this Section, Landlord disburses any undisbursed part of the Work Allowance to Tenant, Tenant shall promptly refund such disbursement to Landlord.

(d) Landlord, at its sole cost and expense, shall renovate the fifth (5th) floor restrooms in a manner consistent with the sixth (6th) floor restrooms, which renovations, unless delayed by Tenant Delay shall be completed not later than six (6) months after completion of Tenant’s Initial Work.

(e) On or before May 1, 2013, Landlord shall relocate the Building’s designated smoking area to the rear of the Building.

(f) Landlord shall commence renovations to the Building’s entrance lobby not later than sixty (60) days after completion of Tenant’s Initial Work, and shall diligently perform such renovations to completion, which completion shall be not later than six (6) months from commencement of the renovations, subject to Excusable Delay. Prior to commencing renovations to the Building’s entrance lobby, Landlord shall make its plans for the entrance lobby renovation available for Tenant’s review, but the scope and extent of all renovations to the Building’s entrance lobby shall be made in Landlord’s sole and exclusive discretion. Landlord’s renovations to the Building’s entrance lobby shall be consistent with the first-class standards of the Building, and shall include repainting the entrance lobby, resurfacing or refinishing the planters in the entrance lobby and installing a new directory in the entrance lobby.

6.2. Maintenance and Repairs by Tenant. Tenant shall take good care of the interior, non-structural portions of the Leased Premises throughout the Term, maintain and preserve same in as good a condition as delivered to Tenant on the Commencement Date, except for normal wear and tear and damage by fire or other casualty not caused by Tenant, and be responsible for all necessary repairs and replacements thereto, other than those which it is Landlord’s obligation to make under Section 6.3 of this Lease, and shall perform all repairs and improvements required by any governmental law, ordinance, rule or regulation arising from Tenant’s specific use or manner of use of the Leased Premises. Tenant shall not injure, deface or commit waste of the Leased Premises. Tenant shall be responsible for all damage of any kind or character to the Building caused by Tenant or Tenant’s agents, contractors, customers, employees, invitees, licensees, servants or visitors or alterations performed by Tenant. If Tenant fails to commence any repairs to the Leased Premises and leasehold improvements within thirty (30) days after written notice from Landlord to Tenant and thereafter diligently proceed with such repair work until completion, Landlord may, at its option, make such repairs or any replacements deemed necessary by Landlord, and Tenant shall pay to Landlord on demand Landlord’s cost thereof plus a charge of five percent (5%) for administrative cost recovery. All repairs, alterations or additions that affect the Building’s structural components or the Building’s mechanical, electrical and plumbing systems or and repairs that are not within the Leased Premises for which Tenant is responsible under this Section 6.2 shall be made solely by Landlord or its contractor, at commercially competitive rates, and Tenant shall pay the costs incurred therefor thereof plus a charge of five percent (5%) for administrative cost recovery to Landlord within twenty (20) days after demand, which demand shall include invoices from service providers, as Additional Rent. As of the Commencement Date, notwithstanding anything contained in Section 8.1(a) of this Lease, Tenant, at its sole cost and expense, shall be exclusively responsible for: (a) the maintenance, repair, operation (including, without limitation, any electricity charges associated with such operation) and replacement of the existing self-contained glycol air conditioning system servicing the second (2nd) floor of the Building and the sixth (6th) floor portion of the Leased Premises; and (b) the removal thereof in the event Tenant decides to cease use of such system, which removal shall be in accordance with, and subject to, the provisions of Article 7 of this Lease. In the event Tenant ceases to use such system, Tenant, at its sole cost and expense, shall be exclusively responsible for all repairs and modifications to the Leased Premises necessary for connecting the Leased Premises to the base Building heating, ventilation and air conditioning system, which shall be made in accordance with, and subject to, the provisions of Article 7 of this Lease. In the event of the removal of the self-contained system pursuant to the terms of this Section, Landlord agrees that the base Building chillers/cooling towers will provide sufficient capacity to include such square footage of the Leased Premises formerly supplied by the existing self-contained system.

6.3. Maintenance and Repairs by Landlord. Landlord shall be required only to make such improvements, repairs or replacements as may be required for normal maintenance of the plumbing, heating, air conditioning, electrical, life safety, sprinkler and mechanical systems, and structural components (exclusive of systems and/or fixtures installed by Tenant) when required within the Leased Premises, the cost of which shall be included in Operating Expenses. All repairs, alterations or additions that affect the Building’s structural components or the Building’s mechanical, electrical and plumbing systems shall be made solely by Landlord or its contractor. All work performed pursuant to this Section shall be consistent with the first-class standards of the Building. In the event of any damage to such components or systems caused by Tenant or Tenant’s agents, contractors or employees, the cost of repair or restoration of such damage shall be paid for solely by Tenant in an amount equal to the commercially competitive costs of the contractor performing such work on behalf of Landlord plus five percent (5%) for administrative cost recovery. In addition, Landlord shall make all repairs to the Leased Premises necessitated by the gross negligence or willful misconduct of Landlord and/or its agents, servants, employees, contractors and licensees.

ARTICLE 7. ALTERATIONS BY TENANT AND TRADE FIXTURES

7.1. Alterations. Except for work or alterations of a cosmetic, decorative, non-structural nature, which do not: (a) involve in any manner the mechanical, electrical or plumbing systems in the Building; or (b) exceed the cost of $50,000.00 in the aggregate, which aggregate shall include any work performed in any other premises leased by Tenant in the Building pursuant to another lease with Landlord, in any six-month period, Tenant shall not do any work in or about the Leased Premises or make any alterations or additions thereto, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All such work to which Landlord consents shall be performed and installed at Tenant’s sole cost and expense in accordance with plans and specifications to be supplied by Tenant, which plans and specifications, and the contractors, subcontractors and all suppliers of labor or materials shall in all instances first be subject to Landlord’s approval, which shall not be unreasonably withheld or delayed. Landlord shall respond to any request by Tenant for Landlord’s approval, including any such request made in connection with the Initial Work, within thirty (30) days, and, if Landlord does not give its approval, Landlord shall specify its reasons for not giving its approval. During the performance of any work, whether or not Landlord’s consent is required therefor, Tenant shall maintain such insurance as Landlord may reasonably require for the benefit of Landlord or such other parties as Landlord shall designate in writing. Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket costs in reviewing Tenant’s plans for any alterations requiring Landlord’s approval. Landlord shall provide Tenant with invoices from those professionals from whom Landlord incurred fees in support of Landlord’s demand for reimbursement in accordance with this Section. Landlord will make commercially reasonable efforts to cooperate with Tenant in connection with any application Tenant makes to obtain any permits, licenses, approvals and/or sign-offs necessary for any alterations or improvements Tenant makes pursuant to this Section. Within 30 days of completion of any alterations or improvements, regardless of whether Landlord’s consent is required therefor, Tenant shall furnish Landlord with complete as-built sepia and CAD drawings thereof. Landlord shall not charge Tenant a supervisory fee in connection with work performed pursuant to this Section.

7.2. No Liens. If any lien is filed as a result of the performance of any alteration or improvement by Tenant, Tenant shall cause it to be discharged or satisfied within fifteen (15) days of filing of the lien, by payment, bonding or otherwise.

7.3. Labor Harmony. No work, services or installation by Tenant in or about the Leased Premises, Land or Building shall be performed or installed except by workmen and mechanics working in harmony and not reasonably interfering with labor employed by Landlord, Landlord’s mechanics or their contractors or by any other Tenant or their contractors. Any violation hereof shall automatically constitute a permitted cancellation by Landlord of any prior Landlord’s consent to or permission for such work or installation.

7.4. Expiration of Term. Any alterations, improvements or additions made by Tenant shall remain upon the Leased Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord, unless at the time such alterations, improvements or additions are approved by Landlord, Landlord gives Tenant written notice to remove the same, in which event Tenant shall remove them and restore the Leased Premises to the same order and condition in which they were at the time of delivery of possession to Tenant, except for normal wear and tear, and/or damage by fire or other casualty. Should Tenant fail to remove same and/or restore the Leased Premises, Landlord may do same, and Tenant shall pay the actual out-of-pocket cost and expense thereof to Landlord as Additional Rent upon demand. Notwithstanding the foregoing, Tenant shall remove the mock retail area, and all installations and systems in connection therewith, in accordance with the terms and provisions of this Section. Tenant shall not be required to remove items of the Initial Work, or other alterations, improvements or additions which comprise a standard office build out, including partition walls for offices and conference rooms, and standard office electrical distribution.

7.5. Trade Fixtures. All trade fixtures installed by Tenant in the Leased Premises, except lighting fixtures, heating and air-conditioning equipment, plumbing and electrical systems, and fixtures and floor coverings, shall remain the property of Tenant and shall be removed on or before the Termination Date or earlier termination of this Lease. At Landlord’s option, any trade fixture not removed on or before the Termination Date or earlier termination of this Lease shall either become Landlord’s property, or Landlord may remove and dispose of them, and in such event Tenant shall pay the actual out-of-pocket cost and expense thereof to Landlord as Additional Rent upon demand. Tenant shall promptly restore the Leased Premises to the original order and condition upon removal of trade fixtures and shall repair any and all damage caused by said removal, except for normal wear and tear and damage by fire or other casualty.

7.6. Initial Work. The Initial Work shall be subject to all of the terms and provisions of this Article 7. Tenant shall reimburse Landlord, within twenty (20) days after demand, for all of Landlord’s reasonable and actual out-of-pocket professional fees incurred in the course of reviewing and approving the Initial Work, including, without limitation, architectural fees, engineering fees and reasonable attorneys’ fees, which sums shall be collectible as Additional Rent. Landlord shall provide Tenant with invoices from those professionals from whom Landlord incurred fees in support of Landlord’s demand for Additional Rent in accordance with this Section. Landlord shall not charge Tenant a supervisory fee for the Initial Work. In connection with the Initial Work, Landlord will permit Tenant to relocate the corridor on the fifth (5th) floor of the Building, subject to Landlord’s obligations to existing tenants on the fifth (5th) floor of the Building, and otherwise subject to Article 7 of this Lease.

ARTICLE 8. LANDLORD’S SERVICES

8.1. Landlord’s Services. So long as Tenant is not in default under any of the provisions of this Lease beyond the expiration of any applicable notice and cure periods, Landlord shall provide the following services (“Landlord’s Services”):

(a) Heating and cooling, except as expressly provided for in Section 6.2 of this Lease, during Business Hours, subject to curtailment as required by governmental laws, rules or mandatory regulations, at such temperatures and in such amounts as are reasonably deemed by Landlord to be in keeping with the first class standards of the Building. Heating and cooling shall be provided only when weather conditions require.

(b) Sufficient electrical capacity, subject to the terms of Article 9 of this Lease, to operate incandescent lights, typewriters, calculating machines, photocopying machines, personal computers, servers and workstations and other machines of similar low voltage electrical consumption, but Landlord makes no further representation with regard to the nature or character of electrical capacity or service to the Premises. The design and installation of any additional electrical equipment (or any related sub-meter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall be in Landlord’s exclusive discretion). All actual out-of-pocket expenses incurred by Landlord in connection with the review and approval of any additional electrical equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay within twenty (20) days after demand, the actual metered cost of electricity consumed through the additional electrical equipment (if applicable), plus any actual out of pocket accounting expenses incurred by Landlord in connection with the metering thereof.

(c) Cleaning services to the Leased Premises and the Building as set forth in Exhibit “C” annexed hereto. Tenant shall pay to Landlord the cost of removal from the Building of any of Tenant’s refuse and rubbish which exceeds the refuse and rubbish usually attendant upon the use of such premises for general office purposes.

(d) Hot and cold water for use in lavatories in common with other tenants from the regular supply of the Building, and hot and cold water for pantry use, to the extent Landlord approves the installation of a pantry in the Leased Premises.

(e) Non-exclusive multiple cab passenger elevator service to the Leased Premises during Business Hours and at least one (1) cab passenger service to the Leased Premises twenty-four (24) hours per day and non-exclusive freight elevator service during Business Hours (all subject to temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal Building operating systems) with such freight elevator service available at other times upon reasonable prior notice and the payment by Tenant to Landlord of any additional expense actually incurred by Landlord in connection therewith at Building standard rates, and non-exclusive passenger and freight elevator service during Tenant’s move into and out of the Leased Premises, which use shall be scheduled in advance with Landlord. Tenant shall be entitled to 100 hours of freight elevator service during non-Business Hours free of Landlord’s customary charges for such service, for use during the performance of the Initial Work and Tenant’s move-in.

(f) Electric lighting service for all public areas and special service areas of the Building in the manner and to the extent reasonably deemed by Landlord to be in keeping with the first class standards of the Building, and all bulb replacement in the Common Areas.

(g) If Tenant requires air-conditioning or heat beyond Business Hours, Landlord will furnish such air-conditioning or heat, provided Tenant gives Landlord’s agent sufficient advance notice of such requirement (which notice need not comply with Article 22 of this Lease) and Tenant agrees to pay for the cost of such extra service in accordance with Landlord’s then current schedule of costs and assessments for the Building, currently $100.00 per hour. To the extent the services described above require electricity and water supplied by the public utilities, Landlord’s covenants thereunder shall only impose on Landlord the obligation to use its good faith, reasonable efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this Article 8, or any cessation thereof, shall not render Landlord liable for damages to either person or property, nor to be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery, for any cause, fail to operate, or function properly, Tenant shall have no claim for abatement or rebate of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom, provided, however, that, in the event of an interruption of any service set forth in this Article 8, if such interruption is due to the gross negligence or willful misconduct of

Landlord or its agents, servants, employees, contractors or licensees, and Landlord fails to commence remedying the interruption within ten (10) business days after notice from Tenant and diligently pursue such remedy to completion, then Tenant shall be entitled to an abatement of Base Rent on a day-for-day basis for each day which the interruption continues after the tenth (10th) business day after the effective date of Tenant’s notice pursuant to this Section. In the further event that Landlord fails to commence remedying the interruption within ten (10) business days after notice from Tenant pursuant to this Section, Tenant may deliver a further notice to Landlord, and, after the tenth (10th) business day after such notice is effective, if Landlord has still not commenced remedying the interruption, Tenant may avail itself of self-help to remedy such interruption.

8.2. Tenant’s Access. Subject to applicable laws, ordinances or other governmental regulation, Tenant shall have the right of twenty-four (24) hour, three hundred sixty-five (365) day access to the Leased Premises, the Building and the parking area. Landlord shall provide Tenant with 350 key cards in order to effectuate such access.

8.3. Tenant’s Security System. Subject to the provisions of Article 7 of this Lease, Tenant shall be permitted to install, at its sole cost and expense, a security system in the Leased Premises. Tenant shall coordinate the installation of its security system with Landlord in order to provide Landlord with continued access to the Leased Premises.

8.4. Suspension of Services. Without liability or responsibility to Tenant and without diminution of, or deduction from Rent, Landlord may from time-to-time suspend operation of the heating, air-conditioning, elevator, plumbing and electrical systems, or any service required to be rendered to Tenant under this Lease, when such suspension shall become necessary by reason of strike, accident, emergency, or any other cause beyond Landlord’s reasonable control, or at such time as repairs, alterations, replacements or improvements thereto are required to be made. Landlord shall diligently pursue the restoration of any suspended services, and Landlord shall use reasonable efforts to not interfere with the services to be supplied to Tenant but this shall not be deemed to be a representation or warranty to do so. Where practicable, Landlord shall provide Tenant with advance notice of any suspension of services pursuant to this Section, which notice need not comply with Article 22 of this Lease.

ARTICLE 9. ELECTRICITY

9.1. Electrical Usage. As electricity is currently supplied to the Leased Premises through a direct meter, Tenant shall arrange with the appropriate utility company for provision of electricity to the Leased Premises, and shall maintain all necessary accounts with the utility company in Tenant’s own name. Landlord agrees to cooperate with Tenant in connection with Tenant’s establishing electricity service to the Leased Premises. Beginning on the Commencement Date, Tenant shall pay for all electricity charges associated with PSE&G meter no. 778011027778372, (or any replacement meter therefor). To the extent Landlord or Tenant determines that another electric meter measures consumption of electricity for the Leased Premises, or any part thereof, Tenant shall be responsible for charges associated with such meter, or the portion of such charges attributable to electricity usage within the Leased Premises.

Landlord represents that, to the best of Landlord’s knowledge, no other tenant or occupant of the Building has its electricity measured by the foregoing electric meter, and Landlord shall not knowingly permit any tenant or occupant of the Building other than Tenant to have its electricity measured by the foregoing electric meter.

9.2. Submetering. To the extent that the Leased Premises come to be supplied with electricity through a submeter, Tenant shall pay, in addition to Base Rent, the actual cost per kilowatt hour of electricity, without surcharge by Landlord, based on Tenant’s actual usage determined on a submeter. Tenant shall also pay any actual costs, fees or charges billed to Landlord by any third party as a fee for delivering electricity through the submeter, or for reading the submeter and billing the submetered electricity. In the event it is necessary to install a submeter or submeters for the Leased Premises, the cost of such installation may be paid from the Work Allowance. The electric current shall be provided for Tenant’s reasonable use in the Leased Premises for ordinary lighting, personal computers, servers and workstations, light office equipment and the usual small business machines, including Xerox or other copying machines, during regular Business Hours. Landlord shall not be liable or responsible to Tenant for any loss or damage or expense that Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant’s requirements, unless caused by the gross negligence or willful misconduct of Landlord, its agents, servants, employees, contractors or invitees. Landlord shall have the right to adjust the charges to Tenant for the consumption of electric current for the Leased Premises if such consumption results in additional charges from the utility company based upon rates for demand usage or peak hour consumption. If any tax is imposed by any governmental authorities upon Landlord’s receipts from the sale or resale of electric current to Tenant, Tenant covenants and agrees that, where permitted by law, Tenant’s pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

9.3. Tenant Electrical Installations. Tenant agrees that it will make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of Landlord in each instance. Tenant will at all times comply with the rules, regulations, terms and conditions applicable to service, equipment, wiring and requirements of the public utility supplying electric current to the Property. In the event that, in Landlord’s sole judgment, Tenant’s electrical requirements necessitate installation of an additional riser, risers or other proper and necessary equipment, the same shall be installed by Landlord at Tenant’s sole expense, which shall be chargeable and collectible as Additional Rent and paid within twenty (20) days after the rendition of a bill to Tenant therefor. Landlord shall provide invoices for materials and/or from service providers utilized by Landlord in connection with the installation of the electrical risers and/or other equipment in accordance with this Section together with its bill to Tenant. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric service furnished to the Leased Premises by reason of any requirement, act or omission of the public utility serving the Property or for any other reason not attributable to Landlord. Tenant, at its expense, shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts in the Leased Premises. Tenant shall have the right to select its own telecommunications provider.

ARTICLE 10. MISCELLANEOUS COVENANTS OF TENANT

10.1. Tenant Covenants. Tenant shall:

(a) pay the Rent, including Base Rent, Additional Rent, and all other sums due under this Lease without notice or demand (except as expressly otherwise provided herein) on the days and times and at the places that the same are payable and without abatement, deduction or set-off, except as otherwise expressly provided herein:

(b) keep the Leased Premises in good order and repair, reasonable wear and tear and damage by any casualty not occurring through act of Tenant or Tenant’s agents, employees, or invitees excepted. Within twenty (20) days after demand, supported by invoices for materials and/or from service providers, pay Landlord as Additional Rent the cost of repair or restoration of the Leased Premises, the Building or any part thereof together with interest at the rate set forth in Section 5.9 of this Lease, if damaged in whole or in part by the act of Tenant or Tenant’s agents, employees or invitees;

(c) peaceably deliver up and surrender possession of the Leased Premises at the expiration or sooner termination of this Lease, in the same condition in which Tenant has agreed to keep the same during the continuance of this Lease, broom clean, and at such time, without demand or delay, deliver to Landlord or its agent all keys, access cards and security codes for the Leased Premises;

(d) at Tenant’s expense, comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued or in force, applicable to the Leased Premises or any part thereof relating to conditions caused or created by the act or omission of Tenant, its agents, servants, employees, contractors and invitees, or to Tenant’s specific use or manner of use thereof, and promptly correct any violation of, and comply with, all laws, ordinances, notices, permits, or statements of occupancy, requirements, orders, regulations and recommendations, now or hereafter in effect and of whatever nature of any and all the Federal, State, County, Municipal and/or other authorities and of the Board of Fire Underwriters and any insurance organizations or associations, and/or companies, with respect to Tenant’s conduct or use of the Leased Premises;

(e) pay to Landlord, as Additional Rent, any and all increases in premiums on insurance now or hereafter carried by Landlord on the Leased Premises, Land or Building, which increases are caused in any way by the occupancy of Tenant, or by Tenant’s breach of any of the provisions of this Lease;

(f) use every reasonable precaution against fire or other casualty;

(g) give to Landlord prompt written notice (which in no event shall exceed forty-eight (48) hours from the time of such accident or occurrence) of any accident, fire, casualty or damage occurring on or to the Leased Premises, and of any defects in the apparatus in the Leased Premises; and

(h) cause all occupants of the Leased Premises to conduct themselves in compliance with the rules and regulations referred to in Article 19 of this Lease, and otherwise in a manner which does not constitute a nuisance or affect the use and enjoyment of other tenants in the Building.

10.2. Negative Covenants. Without the express written consent and approval of Landlord, Tenant, its agents, employees or invitees or (when permitted) its assignees or sub-tenants shall not do any of the following:

(a) occupy the Leased Premises in any manner or for any purpose except as permitted in this Lease;

(b) if Tenant is a corporation, merge with another entity or liquidate or dissolve, or permit or allow control of said corporation to change or be affected by the transfer of its stock except by reason of death of a shareholder or shareholders, except as would be permitted without constituting an assignment of Tenant’s interest in this Lease pursuant to Article 18 of this Lease;

(c) make any alterations, improvements or additions to the Leased Premises except as permitted and provided in Articles 6 or 7 of this Lease;

(d) use or operate any machinery that, in Landlord’s opinion, is harmful to the Leased Premises, the Building and/or the Property;

(e) knowingly do or suffer to be done, any act, matter or thing in violation of the provisions of the insurance policies or whereby the said insurance or any other insurance now in force or hereafter to be placed on the Leased Premises, or on the Land or Building, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the execution hereof or at the time Tenant takes possession of the Leased Premises;

(f) remove, attempt to remove or manifest, in the reasonable opinion of Landlord, an intention to remove Tenant’s goods or property from or out of the Leased Premises, other than in the ordinary course of business, without having first paid Landlord all Rent then due and payable;

(g) permit any odor, noise, sound or vibration which may, in Landlord’s reasonable judgment, in any way tend to impair the use of any part of the Land or Building, or interfere with the business or occupancy of any other tenant, or make or permit any disturbance of any kind in the Building, or interfere in any way with other tenants or those having business in the Building, or allow any occupant of the Leased Premises to conduct himself in a manner improper or objectionable;

(h) Intentionally Omitted;

(i) obstruct any portion of the Common Areas, or use the same for any purpose other than egress and ingress to and from the Leased Premises, or use the same as a waiting room or lounging place for Tenant or its employees or invitees;

(j) inscribe, paint or affix or permit to be inscribed, painted or affixed by any one any sign, advertisement or notice on any part of the Building, inside or out, except within the Leased Premises except as provided under Section 35.1 of this Lease;

(k) place any signaling, telegraphic, telephonic or other wires or instruments in the Land, Building or Leased Premises except as directed by Landlord, and without such direction no placement of any such apparatus shall be permitted;

(1) use electricity in the Leased Premises in excess of the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises, or add to or alter the electrical system servicing the Leased Premises or connect thereto any additional fixtures, appliances or equipment other than lamps, typewriters, personal computers, servers and workstations and similar small office machines, without first complying with Section 9.3 of this Lease;

(m) knowingly use or occupy the Leased Premises or permit or suffer the same to be used or occupied in violation of the use regulation permit or certificate of occupancy issued for the Building or in violation of any statute, ordinance or any requirement of any public authority, and the use permitted by this Lease shall not be deemed a representation or guarantee by Landlord that such use is lawful or permitted under any permit or statement of occupancy or otherwise;

(n) execute or deliver any financing or security agreement or statement that would be a lien upon the Leased Premises, the Land or Building;

(o) Intentionally Omitted; and

(p) permit the emission of excessive cooking odors, noxious gases and/or fumes which can be detected outside of the Leased Premises, or otherwise constitute a nuisance or affect the use and enjoyment of other tenants in the Building.

ARTICLE 11. RIGHTS RESERVED TO LANDLORD

11.1. Reserved Rights. Landlord shall have the right, but shall be under no obligation, to do the following things (at any time or times and from time to time) in or about the Leased Premises and the Land or Building:

(a) make rules and regulations as in its reasonable judgment are necessary for the safety, care and cleanliness of and good order in the Leased Premises, Land or Building;

(b) discontinue any facility or service not expressly covenanted for herein, as they constitute no part of the consideration for this Lease, provided that, except in the case of emergency, Landlord shall provide prior notice to Tenant of such discontinuance, which notice need not comply with Article 22 of this Lease;

(c) control and prevent access to any part of the Building or the Property, provided such action does not materially interfere with Tenant’s ingress and egress to the Leased Premises, provided that, except in the case of emergency, Landlord shall provide prior notice to Tenant of such action, which notice need not comply with Article 22 of this Lease;

(d) prevent access to the Building by any person during any invasion, mob riot, public excitement or other commotion by closing the doors or otherwise;

(e) install, place upon or affix to the roof or exterior walls of the Leased Premises and/or the Building, equipment, signs, displays, antennae and any other object or structure provided it does not materially interfere with Tenant’s, access to, or use or occupancy of the Leased Premises, or the visibility of any signage which Landlord may permit Tenant to install in, on or at the Building;

(f) make alterations or additions to, and build additional stories upon, the Building, or build adjoining the Building, provided such alterations, additions or items built do not materially interfere with Tenant’s access to, or use or occupancy of the Leased Premises, or the visibility of any signage which Landlord may permit Tenant to install in, on or at the Building, and, to the extent applicable and permitted by law, such items or alterations are concealed from view; and

(g) provided such action does not materially diminish Tenant’s access to, or use and enjoyment of the Leased Premises, or materially diminish the visibility of any signage which Landlord may permit Tenant to install in, on or at the Building, change the arrangement and/or location, or regulate or eliminate the use, of Common Areas, including all entrances, passageways, doors, doorways and corridors, whether or not connecting with any street, sidewalk, transportation facility, concourse, subway; garage, railroad station or any other building, and of all elevators, stairs, toilets, and public conveniences which are not within the Leased Premises, and name the Building and change the name, number or designation of the Building, subject to the provisions of Section 46.1 of this Lease.

ARTICLE 12. COVENANT OF QUIET ENJOYMENT

12.1. Quiet Enjoyment. Landlord covenants that: (a) subject to the approval and consent of Landlord’s mortgagee, Landlord has the power and authority to enter into this Lease, and the individual executing this Lease on Landlord’s behalf has the authority to do so; and (b) so long as Tenant performs every obligation of Tenant under this Lease, Tenant shall quietly enjoy the Leased Premises without hindrance by Landlord or anyone claiming under Landlord, subject however, to all of the provisions of this Lease and the instruments referred to in Section 17.1 of this Lease.

ARTICLE 13. WAIVER OF SUBROGATION, INDEMNIFICATION AND INSURANCE

13.1. (i) Tenant’s Indemnity. Tenant shall be responsible for and shall relieve, indemnify and save Landlord harmless from and against: (a) all liability for loss of life, personal injury and/or damage to property occurring in or about the Leased Premises caused by Tenant or its agents; and (b) any loss or damage from Tenant’s failure to perform its obligations under this Lease, excluding any loss or damage caused by the gross negligence or willful misconduct of Landlord or its agents, servants, employees, contractors or licensees.

(ii) Landlord’s Indemnity. Landlord shall be responsible for and shall relieve, indemnify and save Tenant harmless from and against: (a) all liability for loss of life, personal injury and/or damage to property occurring in or about the Leased Premises caused by the gross negligence or willful misconduct of Landlord or its agents, servants, employees, contractors or licensees; and (b) any loss or damage from Landlord’s failure to perform its obligations under this Lease in a grossly negligent or willful manner, excluding any loss or damage caused by the negligence or willful misconduct of Tenant or its agents, servants, employees, contractors or licensees.

13.2. Insurance. A. Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, the following policies of insurance:

(i) commercial general liability insurance for all activity conducted on the Leased Premises including, but not limited to, coverage for independent contractors, products and completed operations liability and contractual liability, with a limit in an amount not less than THREE MILLION AND 00/100 ($3,000,000.00) DOLLARS combined single limit for personal injury, bodily injury and property damage liability in any one occurrence (which may be in the form of a primary policy plus an “excess” or “umbrella” policy, and/or “blanket” policy);

(ii) property insurance providing coverage on a “special cause of loss” a/k/a “all-risk” policy form basis for all personal property of the Demised Premises, including, but not limited to improvement and betterments, inventory, equipment, furnishings, furniture and trade fixtures installed therein by Tenant, with a limit in an amount not less than the full “replacement cost” thereof with a deductible of not more than Fifty Thousand and 00/100 ($50,000.00) Dollars;

(iii) statutory benefits of the Workers’ Compensation Laws in the State of New Jersey, including Employers Liability (Coverage B) with limits not less than $1,000,000; and

(iv) such other insurance and in such reasonable amounts as may, from time to time, be reasonably required by Landlord or any fee owners or lessors under any ground or underlying leases, or the holder or holders of any mortgages to which this Lease is or shall be subordinate.

B. Said insurance shall: (i) be written in form reasonably satisfactory to Landlord by one or more good and solvent insurance companies of recognized standing admitted to do business in the State of New Jersey, rated by A.M. Best Co., Inc., or any successor thereto (or if there be none, an organization having a national reputation) as having a “Best’s Rating” of at least “A” (Excellent) and a financial size of at least “Class IX”; (ii) be written without the inclusion of any defense costs within the limit of liability and without aggregation of other premises with the Leased Premises; (iii) under no circumstances be considered anything other than primary insurance; (iv) name Landlord, Landlord’s managing agent(s) (presently Samson Management, LLC, Goldstein Properties, LLC and Goldstein Properties II, LLC), and any fee owners, mortgages, or lessors under any ground or underlying leases, and such others as Landlord shall designate from time to time in writing as having an interest in the Building, as additional insureds and shall insure against any and all claims for bodily injury (including death), personal injury, or property damage occurring in, upon, adjacent to, or connected with the

Leased Premises or any part thereof. Tenant shall pay all premiums and charges therefor; (v) include coverage for acts of terrorism as identified in the Terrorism Risk Insurance Act or any similar or succeeding legislation or published insurance guidelines or policies; and (vi) contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurer to pay the amount of any loss sustained.

C. Acord Form 25-S (Certificate of Insurance) and an Acord Form 28 (Evidence of Commercial Property Insurance), each in form and substance reasonably satisfactory to Landlord, shall be delivered to Landlord together with any endorsements thereto on the Commencement Date and delivered to Landlord at least thirty (30) days prior to the expiration of any expiring policy. Such insurance policies or certificates shall contain a provision that no act or omission of Tenant will affect or limit the obligation of the insurance company to pay the amount of any loss sustained. In the event that the insurance afforded under any such policy or policies is cancelled, or coverage thereunder reduced, Tenant shall provide written notice to Landlord of such cancellation or reduction in coverage promptly upon learning of same. Any certificate delivered to Landlord shall also specifically reflect coverage of Tenant’s aforementioned indemnification obligation. Upon Landlord’s request, Tenant shall provide Landlord with duplicate original insurance policies.

D. Tenant shall not knowingly violate or permit to be violated any of the conditions or provisions of any such policies, and Tenant shall so perform and satisfy the requirements of the companies writing such policies so that, at all times, companies of good standing, reasonably satisfactory to Landlord, or satisfactory to any mortgagees designated in writing by Landlord, shall be willing to write and/or continue such insurance.

E. Tenant and Landlord shall reasonably cooperate in connection with the collection of any insurance monies that may be due in the event of loss, and Tenant shall execute and deliver to Landlord such proofs of loss and other instruments which may be reasonably required for the purpose of obtaining the recovery of any such insurance monies.

F. In the event of Tenant’s failure to comply with the provisions of this Article, Landlord may, but shall not be obligated to, after notice to Tenant and an opportunity to cure, cause the same to be done for Tenant’s account and the cost thereof shall be deemed payable to Landlord by Tenant on demand as Additional Rent without set-off or deduction. Supplementing the foregoing, but not in limitation thereof, Landlord may recover from Tenant, and Tenant agrees to pay, any and all reasonable damages which Landlord may sustain by reason of Tenant’s failure to obtain and keep in force any insurance which Tenant is required to obtain and keep in force under this Article and this Lease (it being understood and agreed by Tenant that the damages of Landlord shall not be limited to the amount of the premiums thereon).

G. Tenant and Landlord each agree to use their respective reasonable efforts to include in each of their respective policies insuring against loss, damage or destruction by fire, a waiver of the insurer’s right of subrogation against the other in connection with any loss or damage covered by any such policy or permission to release third parties from liability resulting from such casualties. If such waiver or permission shall not be obtainable without additional charge, the party so unable to obtain such waiver or permission shall promptly so notify the other party, whereupon, if the other party shall so elect and shall pay the insurer’s additional charge therefor, such waiver or permission shall be included in the policy. The provisions of this Article shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Leased Premises, or any part thereof.

H. Tenant and Landlord each hereby release the other, the other’s partners, members, managers, agents and employees with respect to any claim (excluding claims for gross negligence and willful misconduct) which one party might otherwise have against the other, its partners, members, managers, agents or employees for loss, damage or destruction with respect to Tenant’s property (including rental value or business interruption) occurring during the Term.

I. Tenant understands and agrees that Landlord will not be obligated to carry insurance of any kind on any personal property in the Leased Premises (regardless of whether such property shall be owned by Tenant and including, but not limited to, Tenant’s goods, supplies, furnishings, furniture, fixtures, equipment, improvements, betterments, installations or appurtenances). Any employee or agent of the Building to whom property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant’s agent with respect to such property and neither Landlord nor its employees or agents shall be liable for any damage to such property nor for the loss of or damage to any property of Tenant by theft or otherwise.

ARTICLE 14. WAIVER OF CLAIMS

14.1. Waiver and Release. Except for its willful misconduct or gross negligence, Landlord and Landlord’s agents, servants and employees shall not be liable for, and Tenant hereby releases Landlord and Landlord’s agents, servants and employees from, all claims for injury or damage to persons or loss of or damage to property (including any disappearance or theft of property and any loss or interruption of business) sustained by Tenant, any person claiming through Tenant, or sustained by any other person, resulting from any fire, accident, occurrence or condition in or upon the Leased Premises, Land and Building or streets, sidewalks, lawns, gardens, parking areas (if any) or other areas abutting or adjacent to said Land or Building, including, but not limited to, such claims for damages resulting from: (i) any defect in or failure of plumbing, heating or air-conditioning equipment, elevators, electric wiring or installation thereof, water pipes, stairs, railings or walks; (ii) any equipment or appurtenances becoming out of repair; (iii) the bursting, leaking or running of any tank, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Land, Building or Leased Premises; (iv) the backing up of any sewer pipe or downspout; (v) the escape of steam or hot water; (vi) water, snow or ice being upon or coming through the roof or any other place upon or near the Building or Property or otherwise; (vii) the falling of any fixture, plaster, or stucco; (viii) broken glass; (ix) any act or omission of co-tenants or other occupants of the Building or adjoining or contiguous property or buildings; (x) the exercise of any rights by Landlord under this Lease; (xi) any act or omission of Landlord, its agents, servants, and employees, unless said act or omission shall constitute a willful breach; and (xii) any act or omission of parties other than Landlord, its employees or agents. Tenant shall indemnify and hold Landlord harmless in connection with any act or negligence of Tenant, in accordance with Section 13.1(i) of this Lease.

ARTICLE 15. CONDEMNATION

15.1. Waiver of Claims. Tenant hereby waives any injury, loss or damage, or claim therefor, resulting from any exercise of a power of eminent domain affecting all or any part of the Leased Premises or the air rights, Land or Building, except that Tenant reserves against the condemning authority Tenant’s right to, and separate claim for, any damages for loss of good will, machinery and moving expenses payable to tenants or lessees under the appropriate State code as well as any other claim to which Tenant may be entitled under law at the time of condemnation provided there would be no reduction in the award to Landlord. In no event, however, shall Tenant have or make any claim against Landlord, or the condemning authority or any party having an interest in the air rights; Land or Building, which would diminish or reduce the award for the air rights, Land or Building.

15.2. Whole or Partial Condemnation. In the event the whole or a “substantial part of the Leased Premises” (as hereinafter defined), or the use or occupancy of the Leased Premises, shall be taken as a result of the exercise of a power of eminent domain, this Lease shall terminate as of the date the right to possession vests in the condemning authority and Rent shall be apportioned as of that date. If less than a substantial part of the Leased Premises, or the use or occupancy thereof, is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), and this Lease is not terminated by Landlord as hereinafter provided, this Lease shall continue in full force and effect, but the Rent thereafter payable hereunder shall be equitably adjusted as of the date the right to possession vests in the condemning authority. For purposes of this Section 15.2, a “substantial part of the Leased Premises” shall be considered to have been taken if more than ten percent (10%) of the Leased Premises is rendered unusable as a result of such taking or if access to the Leased Premises is denied as a result of such taking. If a significant portion of the Building (but not the Leased Premises) or the Property shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date title thereto vests in such governmental or quasi-governmental authority, and the Rent shall be apportioned as of the date of termination.

15.3. Landlord’s Right to Terminate. If the Leased Premises or the Building (a) are declared unsafe by any duly constituted authority having the power to make such determination, or (b) are the subject of a violation notice or notice requiring substantial repair or reconstruction, Landlord at its option, may terminate this Lease, and in such event, Tenant shall, upon notice reasonably given under the circumstances, surrender said Leased Premises to Landlord and thereupon this Lease shall terminate and the Rent shall be apportioned as of the date of such termination. In such event, Tenant waives all claims for injury, and further waives all claims by reason of any required surrender of possession of the Leased Premises.

ARTICLE 16. DAMAGE OR DESTRUCTION

16.1. Casualty. If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In the event of any fire or other casualty to the Building, Landlord shall, within the later of: (a) ninety (90) days of such fire or other casualty; or (b) within thirty (30) days of a determination that: (i) the casualty is an uninsured loss; or (ii) any mortgagee refuses to release insurance proceeds, provide Tenant with a written notice (“Landlord’s Notice”) in accordance with this Article 16. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord’s sole opinion, be required (whether or not the Leased Premises shall have been damaged by such casualty), or in the event of any substantial uninsured loss to the Building, or the mortgagee of any mortgage affecting the Leased Premises does not make insurance proceeds available, Landlord may, at its option, terminate this Lease by so notifying Tenant as part of Landlord’s Notice. If Landlord does not elect to terminate this Lease, Landlord’s Notice shall specify whether in Landlord’s judgment: (u) if Landlord’s Notice is given prior to April 1, 2014, at least ninety (90%) percent of either the Leased Premises or those portions of the Building affecting the use and enjoyment of the Leased Premises; or (w) if Landlord’s Notice is given on or after April 1, 2014, at least fifty (50%) percent of either all premises in the Building leased by Tenant from Landlord, whether pursuant to this Lease or another lease, or those portions of the Building affecting the use and enjoyment of the Leased Premises (any such premises identified in subsections (u) and (w) herein, the “Damaged Premises”) can be reconstructed within two hundred seventy (270) days from the occurrence of such fire or casualty. If: (x) Landlord’s Notice indicates that such reconstruction of the Damaged Premises shall exceed two hundred seventy (270) days; or (y) Landlord’s Notice is given in the last eighteen (18) months of the Term, and Landlord does not elect to terminate this Lease as provided in Landlord’s Notice, Tenant shall have the right, to be exercised within fifteen (15) days after receipt of Landlord’s Notice, to elect, by notice to Landlord, to cancel this Lease (“Tenant’s Notice”). In the event this Lease is not terminated by Landlord as hereinabove permitted, Landlord shall, subject to Excusable Delay, commence and proceed with reasonable diligence to restore the portion of the Building affecting the use and occupancy of the Leased Premises. In the event that Landlord does not complete restoring the Building, or the portion thereof affecting Tenant’s use and enjoyment of the Leased Premises, within two hundred seventy (270) days from the occurrence of such fire or casualty, Tenant may deliver Tenant’s Notice to Landlord, and, in such event, if Landlord does not complete restoring the Building, or the portion thereof affecting Tenant’s use and enjoyment of the Leased Premises, within ninety (90) days of the effective date of Tenant’s Notice, then this Lease shall be canceled; provided, however, that if Landlord completes restoring the Building, or the portion thereof affecting Tenant’s use and enjoyment of the Leased Premises within such ninety (90) days, this Lease shall continue in full force and effect. If this Lease is terminated by Landlord as above permitted, Landlord and Tenant thereafter shall have no further obligation or claim, one to the other, this Lease shall be deemed null and void and of no further force and effect. Landlord shall not be liable for any inconvenience, loss of business or annoyance to Tenant or damage to the business of Tenant resulting in any way from such damage or the repair thereof except that Landlord shall allow Tenant a fair diminution of Base Rent and Additional Rent during the time and to the extent that the Leased Premises is unfit for occupancy. During the period of any reconstruction undertaken by Landlord, Tenant shall be responsible to remove its personal property, fixtures and equipment from the damaged area prior to Landlord’s institution of reconstruction work. Landlord shall have no liability to Tenant with respect to any damage, loss or theft of any such personal property, fixtures and equipment not so removed. If Landlord elects to restore the Building as herein provided, with respect to the restoration of the Leased Premises Landlord shall be obligated to restore only those portions of the Leased Premises which were originally provided at Landlord’s expense, and the restoration of items in the Leased Premises not provided at Landlord’s expense shall be the obligation of Tenant.

16.2. Waiver of Statutory Remedies. Tenant waives the benefit of New Jersey Revised Statutes, Title 46, Chapter 8, Sections 6 and 7, and agrees that Tenant will not be relieved of the obligations to pay the Base Rent or any Additional Rent in case of damage to or destruction of the Building, except as provided by this Lease.

16.3. Governmental Approvals. Notwithstanding any of the foregoing provisions to the contrary, Landlord’s obligation to repair the damage and restore and rebuild the Building and/or the Leased Premises pursuant to this Article shall be conditioned on such restoration being then lawfully permitted and Landlord being granted all necessary approvals from the governmental authorities.

16.4 Business Interruption. Tenant waives all claims (i) for any damage or injury resulting from any damage or destruction, (ii) for any loss of profits or interruption of business resulting from Tenant’s inability to use and occupy the Leased Premises or any part thereof as a result of any damage or destruction, or (iii) by reason of any required surrender of possession of the Leased Premises pursuant to this Article 16.

ARTICLE 17. SUBORDINATION

17.1. Subordination of Lease. Tenant acknowledges that this Lease and Tenant’s rights hereunder are subject and subordinate to all mortgages now or hereafter placed upon Landlord’s estate in the Land, the Building and the Leased Premises. Landlord shall make commercially reasonable efforts to obtain a subordination, non-disturbance and attornment agreement (“SNDA”) from Landlord’s mortgagee as of the Effective Date, on such mortgagee’s standard form. If such mortgagee fails to enter into an SNDA with Tenant within forty five (45) days after the Effective Date, Tenant, at its option, may cancel this Lease upon notice to Landlord. Landlord agrees to obtain an SNDA for Tenant from any future mortgagee to which Landlord may give a mortgage on the Building, Land and/or Property during the Term, provided that Tenant agrees to execute such mortgagee’s standard form of SNDA, and provided, further, that if Tenant fails or refuses to execute such mortgagee’s standard form of SNDA, Landlord shall have no obligation to obtain an SNDA from such mortgagee. Notwithstanding anything contained in this Section, Landlord shall have absolute discretion in choosing its mortgagee.

17.2. Attornment. If any mortgagee or other person shall acquire title to Landlord’s estate in the Leased Premises, the Land or Building by foreclosure, deed in lieu thereof, or otherwise, or, at any time during the Term, the landlord of the Leased Premises shall be the holder of a leasehold estate covering premises which include the Leased Premises, and if such leasehold estate shall terminate or be terminated for any reason, Tenant agrees, at the election and upon written notice of any owner of the premises which include the Leased Premises, or, of any mortgagee in possession thereof, or of any holder of a leasehold thereafter affecting premises which include the Leased Premises, to attorn, from time to time, to any such owner, mortgagee or holder, upon the terms and conditions set forth herein for the remainder of the Term leased in this Lease.

17.3. Acknowledgement by Tenant. The foregoing provisions shall inure to the benefit of any such owner, mortgagee or holder and shall be self- operative upon any such demand, without requiring any further instrument to give effect to such provisions. Tenant, however, upon demand of any such owner, mortgagee or holder, agrees to execute, from time to time and within ten (10) days of Landlord’s written request, a SNDA to Landlord’s mortgagees or such instrument in confirmation of the foregoing provisions, satisfactory to any such owner, mortgagee or holder, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy, which shall be the same as those set forth herein and shall apply for the remainder of the Term. Nothing contained in this Article shall be construed to impair any right otherwise exercisable to any such owner, mortgagee or holder.

17.4 Lease Contingency. Notwithstanding that Landlord may execute this Lease, this Lease shall be contingent upon Landlord’s mortgagee’s approval and consent, and, if such approval and consent is not received from Landlord’s mortgagee, this Lease shall not be effective, and Landlord shall have no liability to Tenant for such non-approval and non-consent of Landlord’s mortgagee. In the event Landlord’s mortgagee does not approve and consent to this Lease within forty five (45) days after the Effective Date, Tenant shall have the right to terminate this Lease upon notice to Landlord.

ARTICLE 18. ASSIGNMENT AND SUBLETTLNG

18.1. Restrictions upon Transfer. (a) Except as expressly provided in this Article, Tenant expressly covenants that it shall not by operation of law or otherwise assign, encumber or mortgage this Lease in whole or in part, nor sublet or suffer or permit the Leased Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Except as expressly provided in this Article, any attempt by Tenant to assign, sublet, encumber or mortgage this Lease without the express consent of Landlord as aforesaid shall be null and void.

(b) If Tenant’s interest in this Lease is assigned or if the Leased Premises are sublet to, or occupied by, or used by, anyone other than Tenant, whether or not in violation of this Article 18, Landlord may, after default by Tenant beyond the expiration of any applicable notice and cure periods, accept from any assignee, subtenant or any one who claims a right to the interest of Tenant under this Lease or who occupies any part(s) or the whole of the Leased Premises the payment of Base Rent and Additional Rent and/or the performance of any of the other obligations of Tenant under this Lease, but such acceptance shall not be deemed to be a waiver by Landlord of the breach by Tenant of the provisions of this Article 18 nor a recognition by Landlord that any such assignee, subtenant, claimant or occupant has succeeded to the rights of Tenant hereunder, nor a release by Landlord of Tenant from further performance by Tenant of the covenants on Tenant’s part to be paid or performed under this Lease; provided, however, that the net amount of Base Rent and Additional Rent collected from any such assignee, subtenant, claimant or occupant shall be applied by Landlord to the Base Rent and Additional Rent to be paid hereunder.

(c) Except as expressly otherwise provided herein, any transfer by operation of law or otherwise, of Tenant’s interest in this Lease or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest, membership interest, or otherwise) shall be deemed an assignment of this Lease for purposes of this Article, except that any such transfer shall not be deemed an assignment: (a) for so long as Vitamin Shoppe Inc. is publicly traded, provided such transfer is upon notice to Landlord; or (b) the transfer of any interest in Tenant is to Vitamin Shoppe Inc.; or (c) the transfer of the outstanding capital stock of any corporate tenant shall be effectuated by the sale of such stock by persons or parties through the “over-the-counter market” or through any recognized stock exchange, other than those deemed “insiders” within the meaning of the Securities Exchange Act of 1934, as amended; or (d) the transfer involves the sale of shares in connection with “going public” or an initial public offering.

(d) Tenant agrees to pay to Landlord all actual out of pocket fees, costs and expenses, including, but not limited to, reasonable attorneys’ fees and disbursements, incurred by Landlord in connection with any proposed assignment of this Lease and any proposed sublease of the Leased Premises.

18.2. Landlord’s Consent. (a) If Tenant requests Landlord’s consent to an assignment of this Lease or a subletting of all or any part of the Leased Premises, Tenant shall submit to Landlord: (i) the name of the proposed assignee or subtenant; (ii) the terms of the proposed assignment or subletting together with a conformed or photostatic copy of the proposed assignment or sublease, which information shall include the effective date of commencement of any such assignment of this Lease or sublease of all or part of the Leased Premises; (iii) the nature of the proposed assignee or subtenant’s business and its proposed use of the Leased Premises; (iv) such information as to its financial responsibility and general reputation as Landlord may reasonably require; and (v) a summary of plans and specifications, if any, revising the floor layout of the Leased Premises.

(b) Upon the receipt of all such information from Tenant, Landlord shall within fifteen (15) days of its receipt of Tenant’s request to assign or sublet, notify Tenant whether Landlord consents to or rejects the proposed assignment or subletting.

(c) In lieu of either consenting to or rejecting Tenant’s request, Landlord shall have the option, to be exercised in writing within said fifteen (15) day period, to cancel and terminate this Lease if the request is to assign this Lease or to sublet all of the Leased Premises or, if the request is to sublet a portion of the Leased Premises for all of the remaining Term only, to cancel and terminate this Lease with respect to such portion. Tenant shall have ten (10) business days after Landlord exercises its option to cancel and terminate this Lease, to notify Landlord of the withdrawal of its request to assign or sublet. If Tenant so notifies Landlord, Tenant’s request to assign or sublet shall be deemed withdrawn, and this Lease shall remain in full force and effect. If Tenant does not withdraw its request to assign or sublet in accordance with this Section, the Lease shall be cancelled and terminated, and the effective applicable cancellation date shall be that date equivalent to the proposed effective commencement date referred to in Section 18.2(a)(ii) above. Landlord and Tenant agree to enter into a written agreement in recordable form to reflect any Lease termination or Lease modification required hereunder.

(d) If Tenant does not withdraw its request to assign or sublet as aforesaid, and Landlord shall cancel this Lease, Tenant shall surrender possession of the Leased Premises, or the portion of the Leased Premises which is the subject of the request, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Leased Premises. If this Lease shall be canceled as to a portion of the Leased Premises only, (i) the Base Rent payable by Tenant hereunder and Tenant’s Proportionate Share of Operating Expenses shall be reduced proportionately according to the ratio that the portion of space surrendered bears to the entire Leased Premises and (ii) Landlord, at Tenant’s expense, shall have the right to make any alterations to the Leased Premises required, in Landlord’s judgment, to make the portion of the Leased Premises surrendered a self-contained rental unit with access through corridors to the elevators and toilets serving such space. At Landlord’s request, Tenant shall execute and deliver an agreement, in form reasonably satisfactory to Landlord, setting forth any modifications to this Lease contemplated or resulting from the operation of this Section; however, neither Landlord’s failure to request such agreement nor Tenant’s failure to execute such agreement shall vitiate the effect of any cancellation pursuant to this Section.

18.3. Approved Sublease or Assignment. (a) If Landlord shall consent to a sublease or an assignment pursuant to the request from Tenant in accordance with the terms hereof, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. A counterpart of each sublease executed by the subtenant, or assignment and assumption of performance executed by the assignee, in form and substance approved by Landlord, which approval shall not be unreasonably withheld or delayed, shall be delivered to Landlord within five (5) days prior to the commencement of occupancy set forth in such assignment or sublease; no such assignment or sublease shall be binding on Landlord until Landlord has received such counterpart as required herein.

(b) If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor pay to Landlord as Additional Rent the following amounts:

(i) in the case of an assignment, an amount equal to fifty (50%) percent of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property less the fair market value of said property determined independently of the consideration offered by the proposed assignee), together with such rental increment paid by such assignee in excess of the Base Rent and Additional Rent in the same manner as hereinafter provided in subsection (ii), after first deducting therefrom all costs and expenses incurred by Tenant in connection therewith (including, without limitation, brokerage commissions, attorneys’ fees, architects’ and engineers’ fees, marketing and advertising expenses); or

(ii) in the case of a sublease, an amount equal to fifty (50%) percent of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Base Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant’s fixtures, leasehold improvements, equipment; furniture, furnishings or other personal property less the fair market value of said property determined independently of consideration offered by the proposed subtenant), after first deducting therefrom all costs and expenses incurred by Tenant in connection therewith (including, without limitation, brokerage commissions, attorneys’ fees, architects’ and engineers’ fees, marketing and advertising expenses).

The sums payable under this Section 18.3(b) shall be paid to Landlord as Additional Rent if, as and when paid by the assignee or subtenant to Tenant.

18.4. Continuing Liability. In no event shall any assignment or subletting to which Landlord may consent, or any transfer of Tenant’s interest made pursuant to Section 18.10 of this Lease, release or relieve: (a) Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease on its part to be observed or performed; or (b) any guarantor of this Lease from its obligations to fully observe or perform all the terms, covenants and conditions of its guaranty, but only to the extent of Tenant’s obligations under this Lease. To the extent any assignment or subletting to which Landlord may consent, or any transfer of Tenant’s interest made pursuant to Section 18.10 of this Lease expands the monetary obligations of Tenant, or any transferee of Tenant’s interest, in whole or in part, Landlord may condition such assignment, subletting or transfer upon a supplemental guaranty of such expanded monetary obligations from a party of satisfactory financial standing to Landlord.

18.5. No Waiver. Consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

18.6. Limitation upon Marketing. In no event shall Tenant offer to assign this Lease or sublet all or any portion of the Leased Premises to any person or entity which has negotiated with Landlord for the leasing of space in the Building within six (6) months of the proposed offer by Tenant, provided that Landlord then has comparably-sized space in the Building. Tenant is prohibited from advertising space for sublet or assignment at a rent lower than that being offered by Landlord for space in the Building.

18.7. Restrictions upon Rental Arrangements. In no event shall Tenant assign this Lease or enter into any sublease, license, concession or other agreement for use, occupancy or utilization of any part of the Leased Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the Leased Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of gross receipts or sales), and Tenant agrees that all assignments, subleases, licenses, concessions or other agreements for use, occupancy or utilization of any part of the Leased Premises shall provide that the person having an interest in the possession, use, occupancy or utilization of the Leased Premises shall not enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Leased Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the Leased Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of gross receipts of sales) and any such purported assignment, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Leased Premises.

18.8. No Obligation of Landlord Regarding Subleases. Landlord shall not be obligated to enter into any direct contractual relationship (i.e., a non-disturbance agreement) with a subtenant, and Landlord’s consent to a sublease shall not create a landlord-tenant relationship between Landlord and any subtenant.

18.9. Prohibition on Further Subletting and Assignment. Subtenants may not further sublease or assign their rights.

18.10. Exemption of Certain Transfers. Tenant may assign this Lease, or sublet or allow the use and occupancy of all or any part of the Premises, upon notice to Landlord, but without the prior written consent of Landlord, to/with:

(a) any parent, subsidiary or affiliate of Tenant; or

(b) any entity resulting from a merger or consolidation with Tenant; or

(c) any entity purchasing all or substantially all of the business/assets of Tenant; or

(d) any entity purchasing all or substantially all of the stock, or partnership, membership or other interests of Tenant; or

(e) the transfer of stock, or partnership, membership or other interests of Tenant between and among existing shareholders, partners or members and their immediate family members,

in which event the provisions of Sections 18.2 and 18.3 of this Lease shall be inapplicable with respect thereto.

18.11. Certain Office Sharing Permitted. Notwithstanding anything in this Article 18 to the contrary, without being subject to Landlord’s rights and Tenant’s obligations set forth in this Article 18, upon not less than thirty (30) days’ prior written notice thereof to Landlord, but without Landlord’s consent, Tenant may permit Office Sharing (as hereinafter defined) by Business Partners (as hereinafter defined), without the same constituting a subletting within the meaning of this Article 18. The term “Business Partners” shall mean persons or entities who are occupying or using portions of the Leased Premises and are either (a) performing services for Tenant as subcontractors under Tenant’s contracts, (b) personnel employed by persons or entities for whom Tenant is performing services on a contractual basis, or (c) personnel employed by persons or entities with whom Tenant is engaged in a joint venture or joint teaming effort. The term “Office Sharing” shall mean the use of portions of the Leased Premises by Business Partners, if, with respect to such Business Partners, such use is in connection with the services being provided to Tenant by the applicable Business Partners, the services being provided to the applicable Business Partners by Tenant, or the services being jointly provided by Tenant and the applicable Business Partners; provided, however, that no Business Partners shall be deemed to be engaging in Office Sharing if such Business Partners enter into a sublease with Tenant (as opposed to a provision in a contract for goods or office services that contemplates co-location) or has any written leasehold interest in the Leased Premises or any portion thereof. Tenant agrees to notify Landlord, promptly upon Landlord’s written request therefor, as to the approximate amount of Office Sharing by Business Partners and to certify to Landlord that such use or occupancy constitutes Office Sharing by Business Partners and does not constitute a sublease, assignment or other leasehold interest. Notwithstanding anything to the contrary in this Section 18.11, (i) Tenant, and/or any parent or subsidiary of Tenant, shall at all times occupy at least seventy percent (70%) of the Leased Premises and such Business Partners shall not collectively occupy more than thirty percent (30%) of the rentable square feet in the Leased Premises; (ii) Tenant does not separately demise such space; (iii) the Business Partners shall occupy space in the Leased Premises for the permitted use as permitted under this Lease and for no other purpose; (iv) all notices required of Landlord under this Lease shall be forwarded only to Tenant in accordance with the terms of this Lease and in no event shall Landlord be required to send any notices to any Business Partners; (v) in no event shall any use or occupancy of any portion of the Leased Premises by any Business Partners release or relieve Tenant from any of its obligations under this Lease; and (vi) under no circumstances shall any Business Partners have any right to signage in connection with this Lease.

ARTICLE 19. RULES AND REGULATIONS

19.1. Rules and Regulations. Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants and permitted assignees shall at all times abide by and observe the rules and regulations attached hereto as Exhibit “D” and all other rules or regulations that Landlord may promulgate from time to time for the operation and maintenance of the Property, provided that notice thereof is given to Tenant and such other rules and regulations are not inconsistent with the provisions of this Lease and provided further that such rules and regulations are reasonable and are not discriminatory. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce any such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant; and Landlord shall not be liable to Tenant for the violation of any such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, customers, clients, family members, guests, subtenants or assignees. If there is any inconsistency between this Lease and the rules and regulations set forth in Exhibit “D”, this Lease shall govern. Landlord agrees that the rules and regulations shall be uniformly applied to all tenants. To the extent Tenant is obligated to pay any charges to Landlord in connection with complying with the rules and regulations set forth in Exhibit “D,” or any subsequent rules and regulations which may be promulgated in accordance with the terms of this Lease, such charges shall be at Building-standard rates.

ARTICLE 20. PERFORMANCE OF TENANT’S COVENANTS

20.1. Landlord’s Right to Perform. If Tenant fails to perform any of its respective obligations hereunder, Landlord may (but shall not be obligated to), after the expiration of any applicable notice and cure periods, perform such obligation, in which event the actual out-of-pocket cost of such performance, including but not limited to reasonable attorneys’ fees, in instituting, prosecuting or defending any action or proceeding, together with interest thereon at the rate of sixteen (16%) percent per annum (or the maximum legal rate, if less) from the date of payment, shall be reimbursed by Tenant as Additional Rent within twenty (20) days of demand, which demand shall be supported by invoices from service providers. The performance of such obligation by Landlord shall not constitute a waiver of any right or remedy of Landlord arising from such failure of Tenant.

ARTICLE 21. AIR AND LIGHT

21.1. Air and Light Rights. This Lease does not grant any right to air and light.

ARTICLE 22. NOTICES

22.1. Notices to Tenant. Any notice or demand given by Landlord to Tenant shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, postage prepaid, and, in either such event, by fax, or sent by a nationally recognized overnight receipted delivery service, charges prepaid, or delivered personally, with receipt acknowledged, addressed to Tenant at: (a) the address set forth on the first (1st) page of this Lease, if given prior to the Commencement Date; and (b) the Leased Premises, if given on or after the Commencement Date, in either event, one copy Attn: General Counsel, Fax: (201) 624-3880, with additional copies delivered in any manner authorized above to:

(prior to the Commencement Date)

Vitamin Shoppe Industries Inc.

2101 91st Street

North Bergen, New Jersey 07047

Attn: Real Estate

Fax: (201) 624-3990

(on or after the Commencement Date)

Vitamin Shoppe Industries Inc.

300 Harmon Meadow Boulevard

Secaucus, New Jersey 07094

Attn: Real Estate

Fax: (201) 624-3990

-and-

Cole, Schotz, Meisel, Forman & Leonard, P.A.

Court Plaza North

25 Main Street

P.O. Box 800

Hackensack, New Jersey 07602-0800

Attn: Jan Alan Lewis, Esq.

Fax: (201) 678-6228

-and-

(prior to the Commencement Date)

Vitamin Shoppe, Inc.

2101 91st Street

North Bergen, New Jersey 07047

Attn: General Counsel

Fax: (201) 624-3880

(on or after the Commencement Date)

Vitamin Shoppe, Inc.

300 Harmon Meadow Boulevard

Secaucus, New Jersey 07094

Attn: General Counsel

Fax: (201) 624-3880

or to such other address as Tenant may from time to time designate by written notice to Landlord.

22.2. Notices to Landlord. Any notice or demand to be given by Tenant to Landlord shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, postage prepaid, and, in either such event, by fax, or sent by a nationally recognized overnight receipted delivery service, charges prepaid, or delivered personally, with receipt acknowledged, addressed to Landlord at its address set forth above, Attn: Mr. David Kershner, Fax: (718) 897- 4387, with copies delivered in any manner authorized above to:

Samson Management, LLC

97-77 Queens Boulevard, Suite 710

Rego Park, New York 11374

Attn: Mr. Brian McCarthy

Fax: (718) 897-4387

-and-

Rosenberg & Rosenberg LLP

5 Penn Plaza, 19th Floor

New York, New York 10001

Attn: Jeffrey M. Rosenberg, Esq.

Fax: (646) 490-9404

or to such other address or addresses as Landlord may from time to time designate by written notice to Tenant.

22.3. Effectiveness of Notices. Notice sent in compliance with the provisions of this Section shall be deemed given on the date of service if delivered personally, on the business day next following the day on which notice was sent if sent by overnight mail, or five (5) business days next following the day on which notice was sent if sent by registered or certified mail together with a fax as set forth in Section 22.1 of this Lease. To the extent Landlord and Tenant enter into more than one lease for premises in the Building, neither party shall be required to give separate notices to the other concerning each lease, and a single notice shall be effective with respect to all such leases.

ARTICLE 23. INTENTIONALLY OMITTED.

ARTICLE 24. EVENTS OF DEFAULT

24.1. Matters Constituting a Default. The occurrence of any of the following shall constitute a default under this Lease:

(a) If Tenant shall fail to pay any installment of Base Rent or Additional Rent when due, or fail to pay when due any other payment required by this Lease;

(b) If Tenant shall violate or fail to perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease;

(c) As of the Effective Date, Tenant’s default, beyond the expiration of any applicable notice and cure periods, under another lease or occupancy agreement with Landlord for premises in the Building;

(d) If Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

(e) If Tenant shall remove, or attempt to remove, or manifest an intention to remove Tenant’s goods or property from the Leased Premises (except in the ordinary and usual course of business) without having first paid Landlord all installments of Base Rent and Additional Rent then due and payable;

(f) If Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under. any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action results in the entry of an order for relief against it which remains undismissed for a period of ninety (90) days;

(g) If any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action results in the entry of an order for relief against it which remains undismissed for a period of ninety (90) days;

(h) With respect to any guarantor or surety of this Lease, the filing by or against it of a petition or adjudication as a bankrupt or insolvent, or for reorganization or appointment of a receiver or trustee of its property; the making of an assignment by it for the benefit of creditors; or the taking of statutory authority for its dissolution or liquidation;

(i) The merging of any corporate surety or guarantor of this Lease with another entity, or the liquidation or dissolution of such surety or guarantor or the change of control of such surety or guarantor caused by the transfer of stock of such surety or guarantor, except by reason of the death of any shareholder thereof; and

(j) Any surety or guarantor of this Lease fails to comply with all the provisions of the suretyship or guaranty agreement.

ARTICLE 25. RIGHTS OF LANDLORD UPON DEFAULT BY TENANT

25.1. Landlord’s Remedies. If Tenant shall be in default under this Lease, Landlord shall have the right, at its sole option, to terminate this Lease, provided Landlord shall give Tenant ten (10) days’ prior notice of Lease termination with respect to any monetary defaults hereunder, and thirty (30) days’ prior notice of Lease termination as to non-monetary defaults which notice shall specify the alleged default. The termination notice may be cured within the applicable ten (10) and thirty (30) day periods as above provided if Tenant cures the default occasioning such termination notice; and with respect to the non-monetary defaults if the cure cannot be effectuated within the thirty (30) day period, but Tenant is diligently prosecuting any such cure, the termination notice will be extended for such reasonable time as may be necessary for Tenant to effectuate such cure.

In the event of a default beyond the expiration of any applicable notice and cure periods, the balance of all Rent and other charges to become due throughout the Term hereof shall, at the option of Landlord, be accelerated and shall be immediately due and payable, and which shall be discounted to net present value at the rate of six (6%) percent, and Landlord may in its own name, but as agent for Tenant, assign, sublet or relet the Leased Premises for any period equal to or greater or less than the remainder of the Term hereof for any sum which Landlord may deem reasonable to any lessee Landlord may select, and for any use or purpose which Landlord may designate. With or without terminating this Lease, Landlord may re-enter and take possession of the Leased Premises and the provisions of this Article 25 shall operate as a notice to quit, any other notice to quit or of Landlord’s intention to re-enter the Leased Premises being hereunder expressly waived. If necessary, Landlord may proceed to recover possession of the Leased Premises under and by virtue of the laws of the State of New Jersey or by such other proceedings, including re-entry and possession, as may be applicable.

If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease as of the date Landlord elects to terminate this Lease (except for those obligations which accrued prior to the date this Lease is terminated), without prejudice, however, to the right of Landlord to recover from Tenant all Rent and other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later, the unamortized cost of all broker commissions, the cost of all improvements to the Leased Premises incurred by Landlord in connection with this Lease, the Base Rent Allowance at the rate of $18.00 per rentable square foot on account of the entire Leased Premises, and all Rent remaining to be paid under this Lease discounted to net present value at the rate of six (6%) percent. If the full rental provided herein plus the costs, expenses and damages hereafter described shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in Base Rent and Additional Rent, reasonable attorneys’ fees, brokerage fees, and the expense of placing the Leased Premises in first-class rentable condition. Landlord shall in no way be responsible or liable for any failure to relet the Leased Premises or any part thereof, or any failure to collect any Rent due and/or accrued from such reletting, to the end and intent that Landlord may elect to hold Tenant liable for the Base Rent, Additional Rent, and any and all other items of cost and expense which Tenant shall have been obligated to pay throughout the remainder of the Lease Term. Any damages or loss of Rent sustained by Landlord may be immediately recovered by Landlord, at Landlord’s option, at the time of the reletting, or in separate actions, from time to time, as said damages shall have been made more easily ascertainable by successive relettings, or, at Landlord’s option, may be deferred until the expiration of the Lease Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of the Lease Term. The provisions contained in this Section shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease.

25.2. Remedies Cumulative. All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to Landlord at law or in equity. All rights and remedies available to Landlord hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any such right or remedy. No delay in the enforcement or exercise of any such right or remedy shall constitute a waiver of any default by Tenant hereunder or of any of Landlord’s rights or remedies in connection therewith. Landlord shall not be deemed to have waived any default by Tenant hereunder unless such waiver is set forth in a written instrument signed by Landlord. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition or agreement set forth in this Lease except as to the specific circumstances described in such written waiver. The rights hereunder granted to Landlord shall also be the rights of Tenant in the same manner as hereinabove provided for Landlord.

25.3. No Waiver. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver by Landlord of any future breach or of any other covenant, condition or agreement set forth herein, nor of any of Landlord’s rights hereunder. Neither the payment by Tenant of a lesser amount than the installments of Base Rent, Additional Rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of Rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or other sums or to pursue any other remedy available to Landlord. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

25.4. Default Interest. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant beyond the expiration of any applicable notice and cure periods, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all actual out-of-pocket costs and expenses incurred by Landlord, plus interest thereon at the rate per annum, which is two percent (2%) higher than the “prime rate” then being published by Citibank, N.A., at the main branch bank in New York City, from the date paid by Landlord to the day of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord, provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default.

25.5 Waiver of Distraint. Landlord hereby waives its right of distraint on Tenant’s furniture, fixtures, equipment, inventory and personal property.

ARTICLE 26. ACCESS

26.1. Landlord’s Entry. Landlord and its authorized representatives may enter the Leased Premises at any time to inspect, make repairs, replacements and improvements to or installations in the Leased Premises or any Building system or facility which Landlord may deem necessary or reasonably desirable or to perform following Tenant’s failure to make repairs or perform under this Lease or for the purpose of complying with laws, regulations and other directions of governmental authorities or to show the Leased Premises to prospective purchasers, investors, encumbrancers, tenants (but with respect to tenants, only during the last twelve (12) months of the Term) or other parties, or for any other purpose Landlord deems necessary, and may, in such event, take any necessary materials and equipment into the Leased Premises and store within the Leased Premises such necessary equipment and materials without the same constituting an eviction. Tenant shall not be entitled to any abatement of Rent while such work is in progress or to any damages by reason of loss or interruption of business or otherwise. In the event Landlord so enters the Leased Premises, it shall:

(a) except in the case of emergency, give Tenant reasonable advance notice of such entry;

(b) so effect such repairs ( except emergency repairs) and installations and store such equipment and materials as to minimize, so far as practicable, interference with Tenant’s normal business operations (but Landlord shall not be obligated to effect such repairs or installations before or after Business Hours); and

(c) with reasonable promptness, restore the portion of the Leased Premises adversely affected by such repairs or installations.

If Tenant is not present to open and permit entry into the Leased Premises, Landlord or its authorized representatives may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant’s property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If prior to the expiration of the Term Tenant shall have removed all or substantially all of Tenant’s property therefrom, Landlord may immediately enter, alter, renovate or redecorate the Leased Premises without limitation or abatement of Rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this Lease or Tenant’s obligations thereunder.

ARTICLE 27. CUSTOM AND USAGE

27.1. Enforcement of Lease Provisions. Landlord and Tenant shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof despite any conduct or custom on the part of either Landlord or Tenant in refraining from so doing at any time or times, and despite any contrary law, usage or custom or any failure by Landlord or Tenant to enforce their respective rights at any time or times.

ARTICLE 28. SCOPE AND INTERPRETATION OF AGREEMENT

28.1. Sole Agreement: Governing Law. This Lease is the only agreement between the parties hereto pertaining to the Leased Premises, and all negotiations and oral agreements are included herein. The laws of the state in which the Leased Premises is located shall govern the validity, interpretation, performance and enforcement of this Lease.

ARTICLE 29. CAPTIONS

29.1. Captions. Any headings preceding the text of the several Articles and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

ARTICLE 30. SEVERABILIT’Y

30.1. Enforcement of Remaining Provisions. If any provision of this Lease is held to be invalid, the remaining provisions shall not be affected thereby, but shall continue in full force and effect.

ARTICLE 31. PARTIES; SUCCESSORS AND ASSIGNS

31.1. Definition of Tenant. The term “Tenant” shall refer to each and every person or party mentioned as a Tenant herein, be the same one or more. If there shall be more than one Tenant, they shall be bound jointly and severally by all of the terms, covenants and agreements of this Lease and any notice required or permitted by the terms of this Lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all.

31.2. Definition of Landlord. The term “Landlord” as used in this Lease shall refer only to the owner for the time being of Landlord’s estate in the Leased Premises or the Building. Landlord shall be and is hereby relieved of all covenants and obligations of Landlord hereunder after the date of transfer of Landlord’s estate in the Leased Premises or the Building, and it shall be construed without further agreement between the parties that the transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during such time as said transferee shall own or hold Landlord’s estate or interest in the Leased Premises or the Building. Tenant agrees to attorn to any such purchaser or transferee upon all terms and conditions of this Lease. The provisions of this Article 31 shall apply to each successive transfer of Landlord’s interest or estate.

31.3. Limitation of Liability. The liability of Landlord under this Lease shall be and is hereby limited to Landlord’s interest in the Building, including any awards in respect of the Building, and proceeds, profits and rents from the Building, and no other asset of Landlord shall be affected by reason of any liability which Landlord may have to Tenant or to any other person by reason of this Lease, the execution thereof, or the acquisition of Landlord’s interest. In no event shall any member, shareholder, partner, officer or employees of Landlord or any other person or entity be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord.

31.4. Successors and Assigns. Subject to the provisions of Section 31.2 of this Lease, all rights, obligations and liabilities hereupon given to or imposed upon the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, sub-tenants and assigns of said parties.

ARTICLE 32. PARKING PRIVILEGES

32.1. Parking Allocation. Tenant, in consideration of leasing the Leased Premises, is hereby entitled to outdoor parking spaces, which shall be unassigned, and seven (7) covered parking spaces as identified on the plan annexed hereto as Exhibit “I,” which covered parking spaces shall be inclusive of any covered parking spaces occupied by Tenant pursuant to any other lease with Landlord for premises in the Building, and which total number of covered parking spaces shall increase up to Tenant’s Proportionate Share of the total number of covered parking spaces when and if same become available to Landlord upon vacancy, and Landlord shall make reasonable efforts to recapture covered spaces, but shall have no obligation to do so; any additional parking spaces required or used by Tenant shall only be available after obtaining Landlord’s prior approval. Landlord shall mark the covered parking spaces which are assigned as of the Commencement Date to Tenant, and will mark such covered parking spaces assigned to Tenant at future times during the Term. Landlord shall have, in its absolute discretion, the right to assign parking spaces. Landlord agrees to limit future tenants and/or occupants at the Building to the use of a number of parking spaces at the rate of three (3) per 1,000 rentable square feet leased by each such future tenant or occupant; provided, however, that, in the event that: (a) Landlord, in the reasonable exercise of its discretion, determines that the site is underparked; or (b) Landlord provides additional or alternative parking, whether on the Property or off-site (provided, however, that Tenant shall not be required to utilize any off-site parking), then, in either such event, Landlord shall not be required to enforce such ratio, or to limit future tenants or occupants to such ratio. Tenant covenants and agrees to comply with all reasonable rules and regulations, which Landlord may from time to time make to assure proper use of parking spaces by, permitted users, including but not limited to the prohibition of overnight parking. Landlord’s remedies under such rules and regulations may include, but shall not be limited to, the right to tow away at owner’s expense any vehicles not parked in compliance with these rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance or breach by any other tenant of said rules and regulations. Parking may be provided by a parking contractor selected by Landlord. Landlord agrees to restrict the tenant parking area at the Building for use by tenants and occupants of the Building and their visitors only, and, in furtherance of such restriction, Landlord shall implement a tenant vehicle identification program, and, to the extent practicable based upon the existing physical layout of the Property and the Building, and, to the further extent permissible pursuant to applicable Federal, state and/or local laws, codes, ordinances and/or regulations, and any rules and/or regulations promulgated by any master association to which the Property or the Building is subject, and, to the further extent that the amount of parking spaces available at the Property will not be diminished as a result, will establish barriers to control and limit access to the tenant parking area at the Building. Landlord further agrees to monitor the tenant parking lot and, to the extent necessary, use commercially reasonable efforts to remove unauthorized vehicles therefrom.

ARTICLE 33. SURRENDER OF LEASED PREMISES

33.1. Tenant’s Obligations upon Surrender; Holdover. On the Termination Date, or earlier permitted termination of the Term, Tenant shall quit and surrender the Leased Premises in as good order, condition and repair as received on the Commencement Date (reasonable wear and tear, and damage by fire or other casualty excepted) and shall deliver and surrender the Leased Premises to Landlord peaceably, together with all alterations, additions and improvements in, to or on the Leased Premises made by Tenant as permitted under this Lease. Landlord reserves the right, however, to require Tenant at its cost and expense to remove any alterations or improvements in accordance with Article 6 and Article 7 of this Lease and/or installed by Tenant in violation of this Lease, which covenant shall survive the surrender and the delivery of the Leased Premises as provided hereunder. Prior to the expiration of the Lease Term, Tenant shall remove all of its property, equipment and trade fixtures from the Leased Premises without damage, leaving the Leased Premises in broom-clean condition. All property not removed by Tenant shall be deemed abandoned by Tenant and Landlord reserves the right to charge the actual out-of-pocket cost of such removal to Tenant, which obligation shall survive the Lease termination and surrender hereinabove provided. If the Leased Premises be not surrendered at the end of the Lease Term, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Leased Premises, and/or removal of Tenant’s property arising from any claims made by any succeeding tenant founded on the delay. In addition to the foregoing, Landlord and Tenant have agreed that in the event of any unauthorized holdover Landlord’s damages shall include but shall not be limited to a monthly use and occupancy charge to be computed as follows: (a) at the rate of 100% of the monthly installment of the Base Rent plus 100% of the monthly installment of Additional Rent due and payable as of the date immediately prior to the commencement of the unauthorized holdover, for the first thirty (30) days of the unauthorized holdover; and (b) at the rate of 150% of the monthly installment of Base Rent, plus 100% of the monthly installment of Additional Rent due and payable as of the date immediately prior to the commencement of the unauthorized holdover, beginning as of the thirty-first (31st) day of such unauthorized holdover. The payment of the use and occupancy charge, in the event of such Tenant holdover, shall not be deemed or construed to create a-further relationship of Landlord and Tenant hereunder. Such sum shall not derogate from or diminish the additional damages resulting from Tenant’s holdover as hereinabove provided. All Base Rent and Additional Rent adjustments and executory covenants as in this Lease provided shall survive the Lease termination and surrender of the Leased Premises in accordance with their terms.

ARTICLE 34. BROKERS

34.1. Landlord and Tenant represent and warrant to each other that each has not dealt with any broker or finder in connection with this Lease except for the Brokers. Landlord shall pay the Brokers pursuant to separate agreements. Landlord and Tenant agree to indemnify one another, and hold one another harmless from and against any claims, costs, expenses (including court costs and reasonable legal fees) and other liabilities incurred by the other by reason of any claim or action for a commission or other compensation by any other broker or finder with respect to this Lease. Landlord shall have no liability for any brokerage commissions arising out of a sublease or assignment by Tenant. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

ARTICLE 35. SIGNAGE AND FIXTURES

35.1. Limitations on Signs. (a) No sign, advertisement or notice referring to Tenant (other than signs located in the interior of the Leased Premises and not visible from the exterior of the Leased Premises), including any sign and/or furnishing which can be seen on the exterior of the Leased Premises, shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Building, except on the directories and the doors of offices and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord, which approval shall not be unreasonably withheld or delayed. All of Tenant’s signs that are approved by Landlord as aforesaid shall be installed at Tenant’s cost and expense, and in accordance with Article 7 of this Lease. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, Landlord shall have the right to remove the same at Tenant’s expense. Landlord shall have the right to prohibit any advertisement of or by Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall promptly refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install and display signs and notices on any part of the exterior or interior of the Building. Tenant may have a total of six (6) listings on the office directory (if any) in the lobby, and, to the extent such directory is electronic, Tenant’s Proportionate Share of directory listings, and any floor which Tenant does not occupy exclusively, at no additional charge to Tenant, provided that any changes thereto shall be at Tenant’s cost and expense, at Building-standard rates, collectible as Additional Rent. Any listings which Tenant may request in excess of the number provided for in this Article shall be provided only in Landlord’s sole and absolute discretion, and at Tenant’s sole cost and expense, at Building-standard rates, collectible as Additional Rent.

(b) Provided that Tenant, or any parent or subsidiary of Tenant, leases at least 40,000 rentable square feet of space in the Building (whether pursuant to this Lease or otherwise), Tenant shall have the right to erect, at Tenant’s sole cost and expense: (i) one sign on the Building’s façade; and (ii) one monument sign. The appearances, locations and sizes of the foregoing signs shall be subject to Landlord’s consent, which shall not be unreasonably withheld or delayed. In the event Tenant, or any parent or subsidiary of Tenant, ceases to lease at least 40,000 rentable square feet of space in the Building (whether pursuant to this Lease or otherwise), or upon the expiration of the Term or sooner termination of this Lease, Tenant shall, at its own cost and expense, promptly remove such signs and repair and restore the façade such that all holes created in the façade as a result of the installation, maintenance and/or removal of the sign are filled, and the façade is restored to a color and appearance consistent, as of the date the sign is removed from the façade, with the color and appearance of the areas of the façade which were not covered by the sign. Tenant shall be responsible for obtaining all permits for installing, maintaining and/or removing such signs and performing all work to install, maintain and/or remove such signs in accordance with all applicable Federal, state, local and master association laws, codes, rules, regulations and/or ordinances, and otherwise in accordance with Article 7 of this Lease. Landlord shall reasonably cooperate with Tenant in connection with any applications Tenant may make to any Federal, state or local agencies or authorities, with respect to the installation of any signs pursuant to this Section.

(c) Landlord approves the rendering annexed hereto as Exhibit “H” with respect to color, design and general appearance for use in connection with Tenant’s signs to be installed pursuant to this Section, but such approval shall not excuse Tenant’s obligation to seek Landlord’s approval as aforesaid with any other aspect of any sign Tenant desires to install, whether such approval is required pursuant to this Section or elsewhere in this Lease.

35.2. Tenant’s Equipment and Fixtures. Landlord shall have the right to prescribe the weight and position of safes, and other heavy equipment and fixtures, which, if allowed by Landlord, shall be installed in such manner in order to distribute their weight adequately. Tenant, in any event, shall not install any furniture, fixtures or equipment that shall exceed specified floor loads of the Building. Any and all damage to the Leased Premises or the Building caused by moving the same in or upon the Leased Premises, shall be repaired by and at the sole cost of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators, except as approved by Landlord, which approval shall not be unreasonably withheld or delayed, and all such furniture, equipment and other bulky matter shall be delivered only through the designated delivery entrance of the Building and the designated freight elevator. Landlord may, but shall not be obligated to, supervise all moving of furniture, equipment and other materials, but Landlord shall not, however, be responsible for any damage to or charges for moving the same. Tenant agrees to remove promptly from the sidewalks adjacent to the Building any of Tenant’s furniture, equipment or other material there delivered or deposited. Tenant agrees that delivery of furniture, fixtures and equipment shall be subject to Landlord’s prior designation of the time of delivery during normal Business Hours and of the access areas for the entry of such furniture, fixtures and equipment, as Landlord shall direct. Subject to the provisions of Section 8.1(e) of this Lease, Landlord reserves the right to charge Tenant for the use of the freight elevator and for the cost of Building personnel employed to supervise any move-in or move-out by Tenant, whether before, during or after the Term, and whether of all or some of its furniture, equipment or other like items, which charges shall be collectible as Additional Rent. Tenant’s initial move-in and final move-out shall be coordinated with Landlord, and may, in Landlord’s sole discretion, occur during normal Business Hours or on weekends. Landlord reserves the right to charge different rates for move-ins and move-outs which occur during Business Hours, those which do not occur during business hours and/or those which occur on weekends, provided that such rates are Building-standard. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

ARTICLE 36. FORCE MAJEURE

36.1. Effect of Excusable Delay. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, the party taking such action shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to Excusable Delay.

ARTICLE 37. COMPLIANCE WITH ENVIRONMENTAL LAWS

37.1. Tenant’s Compliance. Tenant agrees to comply with all applicable environmental laws, rules and regulations, including but not limited to the Industrial Site Recovery Act (N.J.S.A. 13:1k-6 et seq.), as same may be amended (“ISRA”). Tenant shall not conduct any operations that shall cause the Building or the Leased Premises to be deemed an “industrial establishment” as defined in ISRA.

37.2. Obligations under ISRA. Tenant hereby agrees to execute such documents Landlord reasonably deems necessary and to make such applications as Landlord reasonably requires to assure compliance with ISRA. Tenant shall bear all actual out-of-pocket costs and expenses incurred by Landlord associated with any required ISRA compliance resulting from Tenant’s use of the Leased Premises including, but not limited to, state agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of nonapplicability by the appropriate governmental authority. The foregoing undertaking shall survive the termination or sooner expiration of this Lease and surrender of the Leased Premises and shall also survive sale, lease or assignment of the Leased Premises by Landlord. Tenant shall promptly provide Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to Tenant’s compliance and the New Jersey Department of Environmental Protection’s requirements under ISRA as they are issued or received by Tenant, and Landlord shall promptly provide Tenant with copies of same, to the extent pertaining to the Leased Premises.

37.3. No Hazardous Substances. Tenant shall not generate, store, manufacture, refine, transport, treat, dispose of, or otherwise permit to be present on or about the Leased Premises, any Hazardous Substances, with the exception of ordinary office supplies and materials ordinarily used for office cleaning.

37.4. Indemnity for Environmental Matters. (a) Tenant agrees to indemnify and hold harmless Landlord and each mortgagee of the Leased Premises from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of counsel) which may be incurred by Landlord or any such mortgagee or threatened against Landlord or such mortgagee, relating to or arising out of any breach by Tenant of this Article 37, which indemnification shall survive the expiration or sooner termination of this Lease.

(b) Landlord agrees to indemnify and hold harmless Tenant from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of counsel) which may be incurred by Tenant or threatened against Tenant, relating to or arising out of any liability created or caused by Hazardous Substances in the Leased Premises existing on the Commencement Date, or, thereafter, as a result of the gross negligence or willful misconduct of Landlord or its agents, servants, employees, contractors or licensees. Landlord represents that, as of the Effective Date, to the best of Landlord’s knowledge, and with the exception of those items and materials used in the ordinary maintenance of office buildings, the Leased Premises are free of Hazardous Substances.

ARTICLE 38. ESTOPPEL CERTIFICATES

38.1. Delivery of Estoppel Certificates. Tenant or Landlord shall, from time to time, within ten (10) business days of written request, execute, acknowledge and deliver to the other a written statement certifying that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the Base Rent and Additional Rent and charges have been paid; whether or not to the best knowledge of the party making the statement, the party requesting the statement is in default in performance of any of its obligations under this Lease, and if so, specifying each such default of which the party making the statement may have knowledge, whether the party making the statement has received notice that it is in default in performance of any of its obligations under this Lease, and if so, specifying each such default, and as to any other matters reasonably requested by the party requesting the statement, it being intended that any such certificate delivered to Landlord pursuant to this Section 38.1 may be relied upon by a prospective purchaser of Landlord’s interest or a mortgagee of Landlord’s interest or assignee of any mortgage under Landlord's interest in the Property or any other party which Landlord wishes to receive said estoppel certificate. Tenant shall not make more than two (2) requests for such an estoppel certificate in any twelve (12) month period, and, to the extent Tenant makes a request in excess of two (2) in any twelve (12) month period, Landlord may disregard such request.

38.2. Failure to Deliver. Tenant’s failure to deliver the statement required in Section 38.1 within such time shall be conclusive upon Tenant that:

(i) this Lease is in full force and effect and not modified except as Landlord may represent; (ii) not more than one (1) monthly installment of Base Rent has been paid in advance; (iii) there are no defaults; and (iv) notices to Tenant shall be sent to Tenant’s mailing address as set forth in this Lease. Notwithstanding the presumptions of this Section, Tenant shall not be relieved of its obligation to deliver the statement required in Section 38.1.

ARTICLE 39. WAIVER OF JURY TRIAL

39.1. Waiver by Landlord and Tenant Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant’s use or occupancy of the Leased Premises, and/or any claim of injury or damage.

ARTICLE 40. SECURITY DEPOSIT

40.1. No Security Deposit. Tenant shall not be required to deposit any sums with Landlord as security for Tenant’s performance of its obligations under this Lease.

ARTICLE 41. SUBMISSION TO TENANT

41.1. Non-Binding Nature. The submission of an unsigned copy of this document to Tenant for Tenant’s consideration does not constitute an offer to lease the Leased Premises or an option to or for the Leased Premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

ARTICLE 42. RENEWAL OPTIONS

42.1. Tenant’s Options to Renew. Tenant shall have the option to renew this Lease for two (2) additional terms of five (5) years each (each, a “Renewal Term”) by delivering written notice of Tenant’s exercise of each option (the “Renewal Notice”) to Landlord no later than three hundred sixty (360) days prior to the Termination Date; provided, however, that any such exercise by Tenant shall be null and void at the option of Landlord if: (a) Tenant is in default under this Lease beyond the expiration of any applicable notice and cure periods at the time of such notice; or (b) Tenant fails to contemporaneously exercise any renewal options granted to it pursuant to any other lease with Landlord for premises in the Building. Prior to the commencement of a Renewal Term, at Landlord’s request, Tenant shall enter into an amendment to this Lease confirming the terms and conditions of the Renewal Term. The Renewal Term shall commence on the day following the Termination Date (or, in the case of a Renewal Term, the Renewal Term Expiration Date) (“Renewal Term Commencement Date”), and shall end on the last day of the sixtieth (60th) calendar month from the Termination Date (or, in the case of a Renewal Term, the Renewal Term Expiration Date) (“Renewal Term Expiration Date”).

Unless Landlord elects that Tenant’s exercise of the renewal option is null and void as set forth above, the delivery of the Renewal Notice by Tenant, shall, without further action by Landlord or Tenant, automatically extend the Term of this Lease upon the same terms, covenants and conditions set forth in this Lease. The Base Rent during the Renewal Term for the entire Leased Premises occupied by Tenant as of the Renewal Term Commencement Date shall be the fair market rental rate for the Premises as of the commencement of the Renewal Term, based on prevailing rentals and concessions then being charged to renewal tenants in the Building and in other comparable buildings in the general vicinity, for comparably improved space of equivalent quality, size and location in the Building (the “Market Rate”). Additionally, the Base Year shall be changed to the calendar year in which the Termination Date (or, in the case of a Renewal Term, the Renewal Term Expiration Date) falls.

Within fifteen (15) days following Tenant’s exercise of the option to extend by the Renewal Term pursuant hereto, or, if Tenant delivers the Renewal Notice more than 540 days prior to the Termination Date, then not later than 360 days prior to the Termination Date, Landlord shall deliver written notice to Tenant specifying Landlord’s determination of the Market Rate (“Landlord’s Determination”). Within fifteen (15) days following Tenant’s receipt of such Landlord’s notice specifying Landlord’s Determination of the Market Rate, Tenant shall deliver either: (i) written notice to Landlord agreeing with Landlord’s Determination of the Market Rate; or (ii) written notice to Landlord disagreeing with Landlord’s Determination and specifying Tenant’s determination of the Market Rate (“Tenant’s Determination”). In the event Tenant so disagrees with Landlord’s Determination of the Market Rate, then Landlord and Tenant shall promptly meet and endeavor in good faith to reach agreement upon the Market Rate for the Renewal Term. In the event Landlord and Tenant are unable to agree upon the Market Rate prior to one hundred (100) days before the commencement of the Renewal Term, Landlord and Tenant shall each appoint, by written notice delivered to the other prior to ninety (90) days before the commencement of the Renewal Term, a real estate appraiser who is a member of the American Institute of Real Estate Appraisers (or its equivalent) and who has significant current experience appraising rental rates for commercial real property in the State of New Jersey, County of Hudson, to participate in the determination of the Market Rate. The two appraisers so appointed shall be instructed to appoint, within twenty (20) days thereafter, a third appraiser who is similarly qualified. If either Landlord or Tenant fails timely to appoint a qualified appraiser as provided above, then the determination of Market Rate to be made hereunder shall be made solely by such qualified appraiser as may have been appointed by the other party, and such determination of the Market Rate by such sole appraiser shall be binding upon both Landlord and Tenant. If the two appraisers appointed by Landlord and Tenant cannot agree on the appointment of a third appraiser within the time period provided, either Landlord or Tenant may seek the appointment of the same by the Superior Court of the State of New Jersey, County of Hudson. Such appraisers shall work together and share information in their efforts to determine and agree upon the Market Rate. The Market Rate shall be determined in accordance with the procedure set forth in the following paragraph.

The role of the appraisers shall be to select from Landlord’s Determination and Tenant’s Determination which is closest to the actual Market Rate as determined by the appraisers. The appraisers shall have no power to adopt a compromise or “middle ground” between the contended Market Rates submitted by the parties or to adopt any Market Rate other than the contended Market Rate submitted by the party which is closest to the appraisers’ determinations as to actual Market Rate (and if the difference between each of the contended Market Rates submitted by the parties and the Market Rate determined by the appraisers is the same, the average of Landlord’s Determination and Tenant’s Determination shall be adopted). If the appraisers do not agree upon the actual Market Rate, then each appraiser shall determine which of Landlord’s Determination or Tenant’s Determination is closest to the actual Market Rate determined by such appraiser and the contended Market Rate so selected by at least two of the appraisers shall be the Market Rate. The Market Rate as so determined by the appraisers as provided herein shall be binding upon both Landlord and Tenant as the Market Rate, which rate shall thereafter be payable throughout the Renewal Term commencing on the first day of the Renewal Term, as provided in the following paragraph.

Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the commencement of the Renewal Term. In the event such appraisers do not make such determination prior to the commencement of the Renewal Term, this Lease shall nevertheless continue in full force and effect until such determination is made, and Tenant shall pay as Base Rent during such period the amount paid by Tenant as of the Termination Date. Upon the determination by such appraisers of the Market Rate, the deficiency or excess (if any) in the amount paid to Landlord by Tenant as provided above below the Base Rent as so determined hereunder applicable to the period from the commencement of the Renewal Term to the date on which the Market Rate was so determined shall be paid by Tenant to Landlord not later than ninety (90) days after the date on which the Market Rate is established. The payment by Tenant of Base Rent in the amount of the Market Rate as so determined shall commence on the first day of the month following the date of such determination (but not earlier than the commencement of the Renewal Term), and in addition to such monthly installments of Base Rent, Tenant shall pay to Landlord the deficiency, if any, in the amount earlier paid by Tenant as Base Rent in relation to the amount ultimately determined hereunder as the Market Rate. Landlord and Tenant shall each bear the costs and fees of the appraiser appointed by each of them and shall share equally the cost of the third appraiser.

ARTICLE 43. TENANT’S TERMINATION OPTION

43.1 Tenant may terminate this Lease as of the last day of the 126th month after the Rent Commencement Date (the “Early Termination Date”), provided that: (i) Tenant is not in default beyond the expiration of any applicable notice or cure periods at the time the Early Termination Notice (defined below) is delivered and on the Early Termination Date (defined below); (ii) Tenant contemporaneously exercises an option to terminate any other lease with Landlord for premises in the Building; and (iii) Landlord has not otherwise terminated this Lease in accordance with any other provisions hereof. Landlord hereby grants to Tenant a one-time, non-recurring option (the “Early Termination Option”), exercisable only upon at least twelve (12) months’ prior written notice (the “Early Termination Notice”), to terminate this Lease, effective as of the Early Termination Date. In such event, the Early Termination Date shall be for all intents and purposes the date fixed for the expiration of the Term, and Tenant agrees to peacefully and quietly vacate and surrender the Leased Premises in accordance with the terms hereof on the Early Termination Date as if it were the Termination Date set forth herein. Landlord may thereupon re-enter upon and take possession of the Leased Premises and every part thereof, and have and enjoy the Demised Premises free, clear and discharged of this Lease and of all rights of Tenant hereunder. In the event Tenant exercises the Termination Option, the validity thereof shall be expressly conditioned upon its delivery together with the Early Termination Notice of a lump-sum early termination payment (the “Early Termination Payment”) equal to $1,640,371.94. Time is of the essence with respect to Tenant’s exercise of the Early Termination Option. If Tenant fails to timely exercise the Early Termination Option as provided for in this Article, the Early Termination Option shall be deemed irrevocably waived by Tenant. The Early Termination Option granted herein shall not apply in any Renewal Term provided for herein.

ARTICLE 44. EXPANSION

44.1. Right of First Offer. Provided that no tenant in the Building whose lease is in effect as of the Effective Date has any right to lease such space pursuant to an option set forth in its lease in effect as of the Effective Date (a “Pre-Existing Option”), in the event that: (a) Landlord elects at any time during the Term to lease any space in the Building; or (b) a Pre-Existing Option expires, Tenant shall, subject to the limitations set forth in this Section, have the ongoing, continuous right of first offer to lease said space in as-is condition and at a Base Rent equal to the fair market rental rate for the Premises, based on prevailing rentals and concessions then being charged to new and renewal tenants in the Building and in other comparable buildings in the general vicinity, for comparably improved space of equivalent quality, size and location in the Building and with equivalent light and air (or adjusting the rental rate as appropriate for differences therein), taking into account all relevant factors, including the length of the term, the rental structure, manner of pass-through of operating expenses, free or reduced rent periods, and any improvements or improvement allowance made to the Premises over the Building standard improvement allowance then being offered to new tenants in the Building or in the other buildings being so compared. In the event that Landlord elects at any time during the Term to lease any such space, or such Pre-Existing Option expires, Landlord shall inform Tenant in writing that said space is available to rent (the “First Offer Notice”). The First Offer Notice shall specify Base Rent for the space. Tenant shall deliver written notice of Tenant’s election to lease the space to Landlord within five (5) business days of the date of the First Offer Notice, or, in the event the First Offer Notice is delivered upon expiration of a Pre-Existing Option, within ten (10) business days of the date of the First Offer Notice, in either event time being of the essence. In the event Tenant disputes the fair market rental rate set forth in the First Offer Notice, the dispute resolution mechanism set forth in Section 42.1 of this Lease shall apply. Notwithstanding any of the foregoing, Tenant’s option to lease any space shall be null and void at the option of Landlord if Tenant is in default under this Lease beyond the expiration of any applicable notice or cure periods at the time of such notice. Prior to taking possession of any additional space, Tenant shall enter into an amendment to this Lease confirming the terms and conditions of the Leasing of the additional space. If Tenant fails to timely notify Landlord of its election to lease the additional space, Tenant’s rights with respect to such space pursuant to this Article shall be deemed waived for a period of six (6) months. In the further event that Landlord is not actively negotiating with a prospective tenant for such space, or has not consummated a lease for such space, upon the expiration of such six (6) month period, then Landlord shall be obligated to re-offer such space to Tenant in accordance with the provisions of this Section. Tenant’s rights pursuant to this Section shall expire on the last day of the 126th month after the Rent Commencement Date, provided, however, that Tenant may revive its rights pursuant to this Section if Tenant delivers a Renewal Notice to Landlord. In the event Tenant delivers a Renewal Notice to Landlord more than 540 days prior to the Termination Date, Landlord shall not be obligated to give Tenant Landlord’s Determination pursuant to Section 42.1 of this Lease within fifteen (15) days, but instead shall give Tenant Landlord’s Determination not later than 360 days prior to the Termination Date.

44.2 Right of First Refusal. In the event that Landlord elects at any time during the Term to lease any of the First Refusal Spaces, Tenant shall have the right of first refusal to lease any such First Refusal Space at a Base Rent equal to the rental rate at which Landlord will lease such First Refusal Space to a third party. In the event that Landlord elects at any time during the Term of this Lease to lease any First Refusal Space, Landlord shall inform Tenant in writing that Landlord has received a bona fide offer from a third party to lease such First Refusal Space (the “First Refusal Notice”). The First Refusal Notice shall specify the terms of the third party’s offer to lease the First Refusal Space, and the Base Rent which Tenant would be obligated to pay for such First Refusal Space. Tenant shall deliver written notice of Tenant’s election to lease the First Refusal Space to Landlord within ten (10) business days of the date of the First Refusal Notice, and Tenant’s failure to do so shall be deemed a waiver of Tenant’s right of first refusal on the First Refusal Space or First Refusal Spaces identified in the First Refusal Notice. Notwithstanding any of the foregoing, Tenant’s option to lease any First Refusal Space shall be null and void: (a) at the option of Landlord if Tenant is in default under this Lease beyond the expiration of any applicable notice or cure periods at the time of such notice; or (b) after the day immediately preceding the third (3rd) anniversary of the Commencement Date. Prior to taking possession of any First Refusal Space, Tenant shall enter into an amendment to this Lease confirming the terms and conditions of the leasing of the First Refusal Space.

ARTICLE 45. CONFIDENTIALITY

45.1. Any and all of the terms, conditions and/or provisions of this Lease, whether deemed to be material or immaterial, including, without limitation, any negotiations thereof, term sheets and/or letters of intent or other correspondence containing references to such terms and any drafts of this Lease, shall be held in “strict confidence” (as hereinafter defined) by Tenant, except for sharing such information with Tenant’s attorneys, accountants and representatives, as well as any prospective subtenants or assignees who agree in writing to the confidentiality provisions of this Article. As used herein, “strict confidence” shall mean the prohibition to, in any manner whatsoever, disclose, either directly or indirectly, the contents of the aforementioned information to any person, firm or entity, and shall include the prohibition to copy, extract, duplicate, recreate or attempt to recreate any information obtained by Tenant except for its own review. The obligations and restrictions set forth in this Article shall not apply to any information that: (i) is required to be disclosed by law, including, without limitation, in 10Q/10K and/or 8K filings, or court order; (ii) which is now or hereafter becomes part of the public knowledge, through no fault of Tenant; (iii) which is, without request therefor, provided to Tenant without restriction by an independent third party; or (iv) which is requested to be disclosed in any litigation, provided that Tenant provides Landlord with sufficient opportunity to review such request, and, to the extent desired by Landlord, apply for a protective order with respect to such request.

45.2. Tenant understands and agrees that the provisions of this Article are of material importance to Landlord and that any violation of the terms of this Article shall result in and irreparable harm to Landlord.

45.3. Tenant shall indemnify, defend upon request, and hold Landlord harmless from and against all costs, damages, claims, liabilities, expenses, losses, court costs, and reasonable attorneys’ fees suffered by, or claimed against, Landlord, based in whole or in part upon the breach of this Article by Tenant.

45.4. Tenant shall not, without the prior express written consent of Landlord, interfere with, disrupt or attempt to disrupt the landlord-tenant relationship, between Landlord and any tenant in the Building, or in any other building owned by an entity under common control with Landlord, by disclosing to such tenant any information which is required pursuant to this Article to be held in strict confidence.

45.5. In the event Tenant violates the provisions of this Article, Landlord, at its sole option, and without in any way limiting its rights or remedies, may seek any and all forms of legal and equitable relief, and such other relief as the court, in its discretion, deems appropriate.

45.6. Tenant agrees to take such further action as Landlord may reasonably request in order to effectuate the purposes of this Article.

45.7. Tenant agrees to promptly notify Landlord if it becomes aware, or has reason to believe, that any information required to be kept confidential hereunder has been disclosed or may be disclosed to any third party. The disclosure required hereunder is an independent obligation of Tenant, and will not otherwise relieve Tenant of its respective and liabilities hereunder.

45.8. Tenant agrees not to directly or indirectly circumvent or attempt to circumvent its obligations under this Article.

ARTICLE 46. TENANT’S EXCLUSIVITY

46.1. Landlord agrees not to lease any portion of the Building to, or to permit the Building to be named by or after, any entity which derives twenty (20%) percent or more of their sales from dietary or nutritional supplements (e.g., GNC), except for any subsidiary of such an entity, which subsidiary does not derive twenty (20%) percent or more of its sales from dietary or nutritional supplements, provided such subsidiary is the tenant, and no exterior signage or monument signage makes reference to the subsidiary’s parent entity. Landlord may lease any portion of the Building to, or name the Building after, any entity if the time set forth in Article 42.1 of this Lease for Tenant to deliver the Renewal Notice to Landlord has expired without Tenant having delivered the Renewal Notice to Landlord.

ARTICLE 47. GENERATOR

47.1 Tenant shall have the exclusive use of the 1650 KVA Caterpillar generator (the “Generator”) at the Building, which, as of the Commencement Date, and without regard to whether or not Tenant makes actual use of the Generator, Tenant shall maintain at its sole cost and expense, including, without limitation, maintenance of the batteries and uninterruptable power source associated with the Generator, and all of which shall remain Landlord’s property, and which shall be surrendered to Landlord upon the Termination Date or sooner termination of this Lease. Landlord shall have no obligation whatsoever to replace the Generator unless the Generator becomes inoperative by reason of the gross negligence or willful misconduct of Landlord or its agents, servants, employees, contractors or licensees. Tenant shall have full, non-exclusive access to the area on the Property where the Generator is located, and Landlord shall have the right to make such other installations in that area, or permit other tenants to make installations in that area, provided that no such installation or installations shall interfere with Tenant’s use of the Generator.

ARTICLE 48. ROOF INSTALLATIONS

48.1. Tenant shall have the right, subject to Article 7 of this Lease, and any superseding rights of existing tenants, to install supplemental HVAC units, antennae, satellite dishes and related equipment on the roof of the Building. Such installations shall not interfere in any manner with existing installations on the roof of the Building, or other similar equipment in the Building. Landlord may, in the reasonable exercise of its discretion, deny Tenant’s request to make such installations for any reason, including, without limitation, Landlord’s determination that any such installation would adversely impact the roof of the Building or any part thereof, or have a distributive impact on the Building, or adversely affect the Building’s appearance. To the extent necessary, and to the extent such access will not have an adverse impact on any other tenant of the Building, or the Building’s structural elements, Landlord shall provide shaft or riser space in the Common Areas, situated in locations subject to Landlord’s approval, to enable Tenant to connect such installations to the Leased Premises. To the extent Landlord provides such space in the Common Areas, Tenant’s Base Rent shall not be increased as a result. Any such installations shall be at Tenant’s sole cost and expense, and shall be removed by Tenant at Tenant’s sole cost and expense prior to the Termination Date or earlier termination of the Lease Term. Tenant shall be responsible for obtaining any necessary permits from, and complying with the applicable laws, codes, rules, regulations and/or ordinances of any Federal, state or local government, agency and/or authority having jurisdiction over the Building and regulating any such installations, and the maintenance and removal thereof, and Landlord shall cooperate with Tenant in connection with applying for same. Tenant shall be responsible for repairing any damage to the roof, the Building and/or the Property which may result from the installation, maintenance and/or removal of such equipment.

ARTICLE 49. WAIVER OF CERTAIN DAMAGES

49.1 In any action or proceeding arising from this Lease, the parties hereby waive their respective rights to recover consequential, exemplary, punitive or special damages from each other.

IN WITNESS WHEREOF, the parties have caused these presents to be duly executed as a sealed instrument as of the day and year first above written.

WITNESS/ATTEST:
LANDLORD:

SECAUCUS 300, LLC

		By:	/s/ Arnold Goldstein
		Name:	Arnold Goldstein
		Title:	Authorized Signatory
WITNESS/ATTEST:
TENANT:

VITAMIN SHOPPE INDUSTRIES INC.

		By:	/s/ Anthony Truesdale
		Name:	Anthony Truesdale
		Title:	CEO

EXHIBIT “A”

DIAGRAM OF SPACE

[TO BE PROVIDED]

EXHIBIT “B-1”

PARTIAL LIEN WAIVER FORMS

CONTRACTOR AFFIDAVIT AND PARTIAL RELEASE OF LIENS

OWNER:

CONTRACTOR:

CONTRACT EFFECTIVE DATE:

I. Certifications, Affirmations, and Warranties

The undersigned, to support its entitlement to the requested payment, and for and in consideration of payments made by             (“Owner”) to the undersigned or to a Subcontractor, Materialman, or Supplier of the undersigned, and contingent upon the receipt of such payment, for work performed in the construction of the above-referenced Project pursuant to the above-referenced Contract, hereby affirms, certifies, and warrants as follows:

1.	Payment Request No. represents the actual value of work performed through the above indicated payment request period for which payment is due under the terms of the Contract (and all authorized changes thereto) between the undersigned and Owner relating to the Project, including (i) all labor expended in the construction of the Project, (ii) all materials, fixtures, and equipment delivered to Project; (iii) all materials, fixtures, and equipment for the Project stored offsite to the extent authorized by Owner and for which payment therefore is permitted by the Contract, and all requirements of said Contract with respect to materials stored offsite have been fulfilled; (iv) all services performed in the construction of the Project; and (v) all equipment used, or provided for use, in the construction of the Project. Such work including items (i) through (v) is hereafter collectively referred to as “work performed in the construction of the Project.”

2.	Except for retainage, if applicable, there are no outstanding claims against the Owner and/or its lenders and guarantors, or the Project, in connection with the work performed in the construction of the Project through the day of , 20 .

3.	The undersigned has not assigned to anyone any claim, any lien, or any right to file or perfect a lien, against the Owner and/or its lenders and guarantors, or the Project.

4.	The undersigned has paid in full all laborers, and, subject to retainage, all Subcontractors, Suppliers, Materialmen, trade unions, and others with respect to all work performed in the construction of the Project through day of , 20 . No such party has filed or can properly file any claim, demand, lien, encumbrance, or action against the Owner and/or its lenders and guarantors, or the Project.

5.	The undersigned has not given or executed any security interest for or in connection with any materials, equipment, appliances, machines, fixtures, or furnishings that have been or are to be placed upon or installed in the Project, and is conveying good title to the same to the Owner.

6.	The undersigned has paid all amounts due benefit funds, trade unions, applicable taxes, applicable fees, duties, and other like charges relating directly or indirectly to the work performed in the construction of the Project.

7.	The undersigned has complied with all applicable federal, state, and local laws, codes, ordinances, and regulations relating to the work performed in the construction of the Project.

8.	The undersigned has the right, power, and authority to execute this document.

II. WAIVER AND RELEASE

In accord with the Contract, the undersigned does hereby forever waive and release in favor of the Owner and its lenders and guarantors, the Project and the title company or companies examining and/or insuring title to the Project, and any and all successors and assignees of the above, all rights that presently exist or hereafter may accrue to the undersigned by reason of work performed in the construction of the Project through the             day of             , 20            , (1) to assert a lien upon the land and/or improvements comprising the Project; and (2) to assert or bring any causes of action, claims, suits, and demands that the undersigned ever had or now has against the Owner and/or its lenders and guarantors, or the Project.

Date:
[Contractor]

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me this day of ,
20 .

Notary Public

My Commission Expires:

SUBCONTRACTOR’S PARTIAL WAIVER OF LIEN

AND RELEASE

Project:

In consideration of the sum of $            paid to date, including the sum of             for the requisition for the month of             , 20    , by or on behalf of             (“Owner”) to             (the “Undersigned”) with a principal place of business at             , as partial payment for all work required of and performed by and materials and equipment furnished by the Undersigned on that certain construction project referenced above, with the work performed at             (the “Project”) including, without limitation, all work performed or materials and equipment furnished under that contract by and between Undersigned and             (“Construction Manager” [or “Contractor”]) dated             for work generally described as construction and renovation of the above described property together with all additions, supplements, change orders, and other modifications thereto (the “Contract”) and all other work performed by or materials and equipment furnished by Undersigned on the aforesaid Project, Undersigned declares, under penalties of perjury that:

1.	Undersigned, on its behalf and on behalf of anyone directly or indirectly employed by it, hereby fully and forever releases, acquits, and discharges Owner, its general and limited partners, agents, employees, officers, directors, trustees, stockholders, members, lenders, successors and assigns, whether disclosed or undisclosed (individually and collectively hereinafter referred to as the “Releasees”), from all manner of action and causes of action, suits, debts, dues, sums of money, rentals, commissions, compensation for purported personal services rendered, liens of any type, builder’s trust fund claims, judgments, executions, damages, demands and rights whatsoever, at law or in equity, now existing or that may hereafter accrue in favor of Undersigned by reason of any facts existing at the date hereof, in connection with any and all claims arising out of the Contract, and for all work, labor, materials, and equipment furnished, performed and provided pursuant thereto and all field claims, field orders, change orders, reference number charges and credits, back charges, credits, revision orders, bulletins, hoist charges, contract amendments thereto, and all other work with regard to the Project.

2.	Undersigned certifies, warrants, and represents that (a) it has paid in full and in accordance with all applicable contract obligations, labor, union agreements, laws and regulations, all labor and services performed and materials, tools, and equipment furnished in connection with the work under the Contract, all Social Security withholding, Unemployment Insurance, Sales, Use, and other taxes applicable thereto and for all premiums for insurance carried with respect thereto; (b) it owes no one for any labor, services, tools, equipment, materials, taxes, insurance premiums, or any other item of cost or expense in connection with the performance or furnishing of the work under the Contract; and that (c) no claims have been made against Undersigned for any unpaid labor, services, materials, tools, equipment, taxes, insurance premiums, or any other item of cost and expense arising out of or relating to the work under the Contract that are not currently paid and satisfied.

3.	If, after the date of this instrument, any claims or liens are made against any of the Releasees or the Project by Undersigned, or any employee, subcontractor, or supplier of Undersigned, or anyone directly or indirectly employed or engaged by any of the foregoing, with respect to the Project, Undersigned hereby agrees to satisfy and discharge such claim or lien and indemnify the Releasees, hold the Releasees harmless, and defend the Releasees, at Undersigned’s sole cost and expense, from and against such claim or lien and all costs and expenses related thereto, including, but not limited to, the cost of discharging any liens and all legal fees and disbursements.

4.	Undersigned makes this Certificate freely and voluntarily, without duress or coercion, after Undersigned has either consulted with or been given the opportunity to consult with legal counsel, and Undersigned has carefully and completely read all of the terms and provisions of this Certificate and has agreed to be bound hereby.

5.	Undersigned acknowledges that the foregoing statements, representations, warranties, and agreements are made to induce Construction Manager to make this progress payment under the terms of the Contract and that the Releasees are relying upon the truth of the statements, representations, and warranties contained herein.

6.	Undersigned acknowledges that this Certificate shall inure to the benefit of the Releasees, and their respective sureties, if any, and their respective successors and assigns and shall be binding on Undersigned and its successors and assigns.

In Witness Whereof, Undersigned has caused this instrument to be executed as of the             day of             , 20            .

Witness:

STATE OF NEW JERSEY	)
)SS.
COUNTY OF	)

On             , 20            before me, the undersigned, a Notary Public in and for said State, personally appeared             personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for
the State of

My commission expires:
(SEAL)

EXHIBIT “B-2”

FINAL LIEN WAIVER FORMS

CONTRACTOR’S FINAL WAIVER AND RELEASE

OWNER:

CONTRACTOR:

PROJECT:

CONTRACT DATE:

In consideration of the sum of $            paid by             (“Owner”) to             (the “Undersigned”) which, in conjunction with previous payments totaling $            represents full payment for all work required of and performed by and materials and equipment furnished by Undersigned on that certain construction project known as             (the “Project”) including, without limitation, all work performed or materials and equipment furnished under that contract by and between Undersigned and Owner dated             , for work generally described as construction and renovation of the above described property together with all additions, supplements, change orders, and other modifications thereto (the “Contract”) and all other work performed by or materials and equipment furnished by Undersigned on the aforesaid Project, Undersigned declares, under penalties of perjury that:

1.	Undersigned, on its behalf and on behalf of anyone directly or indirectly employed by it, hereby fully and forever releases, acquits, and discharges Owner, its general and limited partners, agents, employees, officers, directors, trustees, stockholders, members, lenders, successors and assigns, whether disclosed or undisclosed (individually and collectively hereinafter referred to as the “Releasees”), from all manner of action and causes of action, suits, debts, dues, sums of money, rentals, commissions, compensation for purported personal services rendered, liens of any type, builder’s trust fund claims, judgments, executions, damages, demands and rights whatsoever, at law or in equity, now existing or that may hereafter accrue in favor of Undersigned by reason of any facts existing at the date hereof, in connection with any and all claims arising out of the Contract, and for all work, labor, materials, and all field claims, field orders, change orders, reference number charges and credits, back charges, credits, revision orders, bulletins, hoist charges, contract amendments thereto, and all other work with regard to the Project.

2.	Undersigned certifies, warrants, and represents that (a) it has paid in full and in accordance with all applicable contract obligations, labor, union agreements, laws, and regulations, all labor and services performed and materials, tools, and equipment furnished in connection with the work under the Contract, all Social Security withholding, Unemployment Insurances, Sales, Use, and other taxes applicable thereto and for all premiums for insurance carried with respect thereto; (b) he owes no one for any labor, services, tools, equipment, materials, taxes, insurance premiums, or any other item of cost or expense in connection with the performance or furnishing of the work under the Contract; and that (c) no claims have been made against Undersigned for any unpaid labor, services, materials, tools, equipment, taxes, insurance premiums, or any other item of cost and expense arising out of or relating to the work under the Contract that are not currently paid and satisfied.

3.	If, after the date of this Certificate, any claims or liens are made against any of the Releasees or the Project by Undersigned, or any employee, subcontractor, or supplier of Undersigned, or anyone directly or indirectly employed or engaged by any of the foregoing, with respect to the Project, Undersigned hereby agrees to satisfy and discharge such claim or lien and indemnify the Releasees, hold the Releasees harmless, and defend the Releasees, at Undersigned’s sole cost and expense, from and against such claim or lien and all costs and expenses related thereto, including, but not limited to, the cost of discharging any liens and all legal fees and disbursements.

4.	Undersigned makes this Certificate freely and voluntarily, without duress or coercion, after Undersigned has either consulted with or been given the opportunity to consult with legal counsel, and Undersigned has carefully and completely read all of the terms and provisions of this Certificate and has agreed to be bound hereby.

5.	Undersigned acknowledges that the Releasees are relying upon the truth of the statements, representations, and warranties contained herein.

6.	Undersigned acknowledges that this Certificate shall inure to the benefit of the Releasees, and their respective sureties, if any, and their respective successors and assigns and shall be binding on Undersigned and its successors and assigns.

Date:

By:
(Authorized Signature)

Title:
(Corporate Title)

Subscribed and sworn before me this day of ,
2010

Notary Public

My Commission Expires:

SUBCONTRACTOR’S FINAL WAIVER AND RELEASE

(Mechanics’ Lien, Stop Notice, Equitable Lien, and Payment Bond Release)

PROJECT:

(Name)

(Address of Project)

(City, State, Zip)

TO: (OWNER)
(ADDRESS)
(CITY, STATE, ZIP)

In consideration of the sum of $            paid by             to             (the “Undersigned”) with a principal place of business at             , which, in conjunction with previous payments totaling $            represents full payment for all work required of and performed by and materials and equipment furnished by Undersigned on that certain construction project known as             , New Jersey (the “Project”) including, without limitation, all work performed or materials and equipment furnished under that contract by and between Undersigned and             dated             entitled             , for work generally described as construction and renovation of the above described property together with all additions, supplements, change orders, and other modifications thereto (the “Contract”) and all other work performed by or materials and equipment furnished by Undersigned on the aforesaid Project, Undersigned declares, under penalties of perjury that:

1.	Undersigned, on its behalf and on behalf of anyone directly or indirectly employed by it, hereby fully and forever releases, acquits, and discharges (“Owner”), its general and limited partners, agents, employees, officers, directors, trustees, stockholders, members, lenders, successors, and assigns, whether disclosed or undisclosed (individually and collectively hereinafter referred to as the “Releasees”), from all manner of action and causes of action, suits, debts, dues, sums of money, rentals, commissions, compensation for purported personal services rendered, liens of any type, builder’s trust fund claims, judgments, executions, damages, demands and rights whatsoever, at law or in equity, now existing or that may hereafter accrue in favor of Undersigned by reason of any facts existing at the date hereof, in connection with any and all claims arising out of the Contract, and for all work, labor, materials, and all field claims, field orders, change orders, reference number charges and credits, back charges, credits, revision orders, bulletins, hoist charges, contract amendments thereto, and all other work with regard to the Project.

2.	Undersigned certifies, warrants, and represents that (a) it has paid in full and in accordance with all applicable contract obligations, labor, union agreements, laws, and regulations, all labor and services performed and materials, tools, and equipment furnished in connection with the work under the Contract, all Social Security withholding, Unemployment Insurances, Sales, Use, and other taxes applicable thereto and for all premiums for insurance carried with respect thereto; (b) he owes no one for any labor, services, tools, equipment, materials, taxes, insurance premiums, or any other item of cost or expense in connection with the performance or furnishing of the work under the Contract; and that (c) no claims have been made against Undersigned for any unpaid labor, services, materials, tools, equipment, taxes, insurance premiums, or any other item of cost and expense arising out of or relating to the work under the Contract that are not currently paid and satisfied.

3.	If, after the date of this Certificate, any claims or liens are made against any of the Releasees or the Project by Undersigned, or any employee, subcontractor, or supplier of Undersigned, or anyone directly or indirectly employed or engaged by any of the foregoing, with respect to the Project, Undersigned hereby agrees to satisfy and discharge such claim or lien and indemnify the Releasees, hold the Releasees harmless, and defend the Releasees, at Undersigned’s sole cost and expense, from and against such claim or lien and all costs and expenses related thereto, including, but not limited to, the cost of discharging any liens and all legal fees and disbursements.

4.	Undersigned makes this Certificate freely and voluntarily, without duress or coercion, after Undersigned has either consulted with or been given the opportunity to consult with legal counsel, and Undersigned has carefully and completely read all of the terms and provisions of this Certificate and has agreed to be bound hereby.

5.	Undersigned acknowledges that the Releasees are relying upon the truth of the statements, representations, and warranties contained herein.

6.	Undersigned acknowledges that this Certificate shall inure to the benefit of the Releasees, and their respective sureties, if any, and their respective successors and assigns and shall be binding on Undersigned and its successors and assigns.

In Witness Whereof, Undersigned has caused this instrument to be executed as of the             day of             , 20    .

Witness:

STATE OF NEW JERSEY	)
)SS.
COUNTY OF	)

On             , 20    , before me, the undersigned, a Notary Public in and for said State, personally appeared             personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for
the State of

My commission expires:

(SEAL)

EXHIBIT “C”

CLEANING SPECIFICATIONS

EXHIBIT “D”

RULES AND REGULATIONS

EXHIBIT “E”

EXCLUSIONS FROM TAXES

The following shall be excluded from Taxes:

(a)	corporate franchise;

(b)	income;

(c)	gains;

(d)	transfer;

(e)	estate;

(f)	inheritance;

(g)	succession;

(h)	gift;

(i)	excise;

(j)	profit;

(k)	unincorporated business;

(l)	capital stock;

(m)	sales;

(n)	utility;

(o)	mortgage;

(p)	recording;

(q)	late charges, interest and/or penalties; and

(r)	rent.

EXHIBIT “F”

EXCLUSIONS FROM OPERATING EXPENSES

The following shall be excluded from Operating Expenses:

(1) brokerage commissions and fees, architects’ and attorneys’ fees and disbursements, and any and all other costs, fees and expenses incurred in leasing, renovating, decorating, repairing, altering, painting, redecorating or otherwise improving leased or vacant space in the Building for the tenants or occupants or prospective tenants or occupants, or in procuring new tenants or occupants, or in relocating the tenants or occupants in the Building;

(2) amount of lease concessions and work letters given by Landlord to new tenants or occupants in the Building;

(3) ground rent paid by Landlord to any ground lessor;

(4) all amounts paid to affiliates or subsidiaries of, or entities related to, Landlord, to the extent such amounts exceed those that would be payable to an unrelated party for the same services or materials;

(5) costs incurred in correcting any defects in connection with new construction in the Building (i.e., adding or deleting buildings);

(6) repairs or rebuilding necessitated by fire or other casualty, or eminent domain or condemnation;

(7) Intentionally Omitted;

(8) costs of refinancing any present or future mortgage;

(9) principal and interest payments on any financing, and depreciation and amortization;

(10) Intentionally Omitted;

(11) costs incurred in connection with the transfer of Landlord’s interest;

(12) costs and expenses incurred in connection with the enforcement of leases or other agreements in the Building;

(13) expenses resulting from the negligence or act or omission of Landlord or any other tenant or occupant in the Building, or their respective agents, servants, employees, contractors, licensees or invitees;

(14) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

(15) Intentionally Omitted;

(16) any amounts for which Landlord is reimbursed by insurance, or directly from other tenants or occupants, or from any other source, or refunded or indemnified;

(17) Intentionally Omitted;

(18) costs separately billed to other tenants or occupants in the Building (e.g., overtime costs, excess insurance premiums, etc.);

(19) Intentionally Omitted;

(20) damages recovered by a tenant or occupant in the Building due to violation by Landlord of any of the terms and conditions of any lease or other agreement in the Building;

(21) Intentionally Omitted;

(22) lease takeover or termination costs incurred by Landlord in connection with any lease or other agreement in the Building;

(23) Intentionally Omitted;

(24) Intentionally Omitted;

(25) Intentionally Omitted;

(26) costs and expenses incurred by Landlord in connection with any obligation of Landlord to indemnify another tenant or occupant of the Building pursuant to a lease or otherwise;

(27) Intentionally Omitted;

(28) attorneys’ fees and disbursements and other costs in connection with any judgment, settlement or arbitration resulting from any tort liability on the part of Landlord and the amount of such settlement or judgment;

(29) Intentionally Omitted;

(30) Intentionally Omitted;

(31) charitable and political contributions made by Landlord in excess of $25,000.00 per year;

(32) costs of purchasing any air or development rights;

(33) Intentionally Omitted;

(34) Intentionally Omitted;

(35) Intentionally Omitted;

(36) Intentionally Omitted; and

(37) Intentionally Omitted.

EXHIBIT “G”

GUARANTEE

Agreement dated as of November             , 2012 (“Agreement”), by VITAMIN SHOPPE, INC., a Delaware corporation, having an office at 2101 91st Street, North Bergen, New Jersey 07047 (“Principal” or “Guarantor”).

RECITALS

A. VITAMIN SHOPPE INDUSTRIES INC. (“Tenant”), is party to a lease (“Lease”), with SECAUCUS 300, LLC (hereinafter “Landlord”), whereby Tenant has leased from Landlord portions of the fifth (5th) and sixth (6th) floors (the “Demised Premises”) in the building known as 300 Harmon Meadow Boulevard, Secaucus, New Jersey.

B. Landlord has requested Principal to guarantee to Landlord that if Tenant defaults under the Lease beyond the expiration of any applicable notice and cure periods, Tenant will vacate the Demised Premises, and to guarantee the payment of all rent and additional rent owed by Tenant until Tenant has surrendered the Demised Premises, as provided for herein.

C. Accordingly, Principal agrees as follows:

1. Principal guarantees to Landlord the payment of Base Rent and all Additional Rent (all of which are herein referred to as the “Obligations”). This is a guarantee of payment and not only of collection. Guarantor’s liability pursuant to this Guarantee shall be limited to the sum of Obligations which accrue up to the date that is the last to occur of: (a) Tenant vacating the Demised Premises; (b) Tenant removing its property from the Demised Premises; (c) Tenant delivering the keys to Landlord and surrendering the Demised Premises in accordance with the Lease; and (d) the expiration of three (3) full calendar months after the date that Tenant has given Landlord written notice that it will surrender possession of the Demised Premises. Landlord may, at its option, proceed against Principal and Tenant, jointly and severally, or Landlord may proceed against Principal under this Agreement without commencing any suit or proceeding of any kind against Tenant, or without having obtained any judgment against Tenant.

2. The obligations of Principal under this Agreement are unconditional, are not subject to any set-off or defense based upon any claim Principal may have against Landlord, and will remain in full force and effect without regard to any circumstance or condition, including, without limitation: (a) any modification or extension of the Lease (except that the liability of Principal hereunder will apply to the Lease as so modified or extended); (b) any exercise or non-exercise by Landlord of any right or remedy in respect of the Lease, or any waiver, consent or other action, or omission, in respect of the Lease or (c) any transfer by Landlord or Tenant in respect of the Lease or any interest in the Demised Premises; (d) any bankruptcy, insolvency, receivership, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding involving or affecting Landlord or Tenant or their obligations, properties or creditors, or any action taken with respect to such obligations or properties or the Lease, by any trustee or receiver of Landlord or Tenant, or by any court, in any such proceeding; (e) any defense to or limitation on the liability or obligations of Tenant under the Lease, or any invalidity or unenforceability, in whole or in part, of any obligation of Tenant under the Lease or of any term of the Lease; or (f) any transfer by Principal of any or all of the capital stock of Tenant or the control thereof. The obligations of Principal under this Agreement shall not be greater than the obligations of Tenant at the time of assignment of Tenant’s interest to a third party unrelated to Tenant or Principal.

3. Principal waives presentment and demand for payment, notice of non-payment or non-performance, and any other notice or demand to which Principal might otherwise be entitled.

4. Principal will reimburse Landlord for all actual out-of-pocket reasonable costs and expenses incurred by Landlord in connection with the enforcement of this Guarantee, including, without limitation, reasonable attorneys’ fees.

5. For purposes of this Guarantee, any security deposit under the Lease shall not be credited against amounts due or payable by Tenant under the Lease or by Guarantor under the terms of this Guarantee.

6. Should Landlord be obligated in any bankruptcy proceeding to repay to Tenant or Principal or to any trustee, receiver or other representative of Principal any amounts previously paid, then this Guarantee shall be reinstated in the amount of such repayment. Landlord shall not be required to litigate or otherwise dispute its obligation to make such repayment if it in good faith on the advice of counsel believes that such obligation exists.

7. Principal and Landlord each waive trial by jury of all issues arising in any action, suit or proceeding to which Landlord and Principal may be parties in connection with this Agreement.

8. Principal, at its expense, will execute, acknowledge and deliver all instruments and take all action as Landlord from time to time may reasonably request for the assuring to Landlord the full benefits intended to be created by this Agreement.

9. No delay by Landlord in exercising any right under this Agreement nor any failure to exercise the same will waive that right or any other right.

10. Any notice or other communication hereunder must be in writing and will be deemed duly served on the fifth (5th) business day after the date it is mailed by registered or certified mail, return receipt requested, postage prepaid, provided same is also sent by Fax to the number designated in the Lease, or on the day after sent by nationally recognized overnight receipted delivery service, charges prepaid, addressed if to Principal, to the address of Principal set forth herein or such other address as Principal shall have last designated by notice to Landlord, and addressed if to Landlord, to it at the address set forth above or such other address as Landlord shall have last designated by notice to Principal.

11. This Agreement may not be modified or terminated orally or in any manner other than by an agreement in writing signed by Principal and Landlord, or their respective successors and assigns.

12. This Agreement and any issues arising hereunder will be governed by the laws of the State of New Jersey, and Principal consents to the jurisdiction of the Courts of the State of Jersey, concerning all issues arising hereunder.

13. All remedies of Landlord by reason of this Agreement are separate and cumulative remedies and no one remedy, whether exercised by Landlord or not, will be in exclusion of any other remedy of Landlord and will not limit or prejudice any other legal or equitable remedy which Landlord may have.

14. If any provision of this Agreement or the application thereof to any person or circumstance will to any extent be held unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which it is held unenforceable, will not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

15. This Agreement will inure to the benefit of and may be enforced by Landlord and its successors or assigns, and will be binding upon and enforceable against Principal and its successors, assigns, heirs and personal representatives. If there is more than one Principal, Principal’s obligations and liabilities under this Agreement will be joint and several.

IN WITNESS WHEREOF, Principal has duly executed this Agreement as of the day and year first above written.

VITAMIN SHOPPE, INC.

By:
Print Name:
Its:
Tax
Identification Number

STATE OF	)
	:	ss.:
COUNTY OF	)

BE IT REMEMBERED, that on             20 , before me, the subscriber,              personally appeared            , who being by me duly sworn on his/her oath, deposes and makes proof to my satisfaction,

1) That he/she is the Secretary of the Corporation named in the within instruments;

2) That            is the President of said Corporation;

3) That the execution, as well as the making of this instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation.

4) That deponent well knows the corporate seal of said Corporation.

5) That the seal affixed to said instrument is the proper corporate seal and was thereto affixed and said instrument signed and delivered by said President as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his/her name thereto as attesting witness.

Sworn to and subscribed before me the date aforesaid.

Notary Public

EXHIBIT “J”

MEMORANDUM CONFIRMING DATES

THIS MEMORANDUM, made as of the             day of             2013, by and between SECAUCUS 300, LLC (“Landlord”) and VITAMIN SHOPPE INDUSTRIES INC. (“Tenant”).

W I T NE S S E T H :

WHEREAS, Landlord and Tenant entered into a lease (the “Lease”) dated as of November             , 2012, setting forth the terms of occupancy by Tenant of portions of the fifth (5th) and sixth (6th) floors (the “Leased Premises”) of the building located at 300 Harmon Meadow Boulevard, Secaucus, New Jersey (the “Building”); and

WHEREAS, the parties desire to acknowledge and confirm certain dates provided for in the Lease.

NOW, THEREFORE, Landlord and Tenant acknowledge and confirm that:

The Commencement Date is:                                                                                      .

The Rent Commencement Date is:                                                                             .

The Termination Date is:                                                                                              .

[SPACE INTENTIONALLY LEFT BLANK – SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum Confirming Dates as of the date first above-written.

WITNESS/ATTEST:

LANDLORD:

SECAUCUS 300, LLC

By:
Name:
	Title:	Authorized Signatory

WITNESS/ATTEST:

TENANT:

VITAMIN SHOPPE INDUSTRIES INC.

By:
Name:
Title:

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